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                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934


Filed by the Registrant [x]  Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))

[X]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 240.14a-12

Janus Aspen Series
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
       (Name of Person(s) Filing Proxy Statement if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    1) Title of each class of securities to which transaction applies:

________________________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

________________________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

________________________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

________________________________________________________________________________

    5) Total fee paid:

________________________________________________________________________________


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

________________________________________________________________________________

    2) Form, Schedule or Registration Statement No.:

________________________________________________________________________________

    3) Filing Party:

________________________________________________________________________________

    4) Date Filed:

________________________________________________________________________________

                              JANUS  ASPEN  SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206
                                  [JANUS LOGO]

                   Notice Of Special Meeting Of Shareholders

     A Special Meeting of Shareholders of Janus Aspen Series (the "Trust") will be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 10:00 a.m. Mountain Time (the "Meeting").

     The proposals to be considered at the Meeting are detailed in the attached proxy statement and summarized below:

     (1) To elect a board of trustees of the Trust.

     (2) To consider and approve new investment advisory agreements between the Trust, on behalf of each separate series of the Trust, and Janus Capital Corporation.

     (3) To make the following changes to certain portfolios' investment restrictions:

         (a) Approve revisions to the fundamental restriction concerning the diversification of a portfolio's investments.
         (b) Approve revisions to the fundamental restriction concerning a portfolio's investments in commodities.
         (c) Approve revisions to the fundamental restriction concerning securities underwriting.
         (d) Approve revisions to the restriction concerning borrowing money and issuing senior securities.

     (4) To transact such other business as may properly come before the Meeting.

     Shareholders of record of each separate portfolio of the Trust at the close of business on October 19, 2001 will be entitled to vote at the Meeting. Each share of a portfolio is entitled to one vote, with proportionate voting for fractional shares.

                                           By direction of the trustees,

                                              /s/ KELLEY ABBOTT HOWES
                                           --------------------------------
                                           Kelley Abbott Howes
                                           Secretary

     November 9, 2001
     Denver, Colorado

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE URGE YOU TO VOTE
     PROMPTLY.

     You can vote by toll-free telephone call or mail. Just follow the instructions that appear on the enclosed proxy card(s).

                       PROXY STATEMENT

                                  [JANUS LOGO]
                              JANUS  ASPEN  SERIES
                              100 Fillmore Street
                             Denver, Colorado 80206

SPECIAL MEETING OF SHAREHOLDERS
JANUARY 31, 2002
--------------------------------------------------------------------------------

               This proxy statement and enclosed form of proxy are furnished in connection with a solicitation of proxies made by, and on behalf of, the trustees of Janus Aspen Series (the "Trust") for the purposes set forth in the accompanying notice. The enclosed proxy will be used at a special meeting of shareholders of the Trust to be held at 3773 Cherry Creek Drive North, Denver, Colorado on January 31, 2002 at 10:00 a.m. Mountain Time or at any adjournment(s) thereof (the "Meeting"). Each separate portfolio of the Trust (all of which are listed below) is referred to throughout this proxy statement as a "Portfolio."

                DOMESTIC EQUITY PORTFOLIOS            GLOBAL AND INTERNATIONAL EQUITY
                 Aggressive Growth Portfolio          PORTFOLIOS
                 Balanced Portfolio                    Global Life Sciences Portfolio
                 Capital Appreciation Portfolio        Global Technology Portfolio
                 Core Equity Portfolio                 Global Value Portfolio
                 Growth Portfolio                      International Growth Portfolio
                 Growth and Income Portfolio           Worldwide Growth Portfolio
                 Strategic Value Portfolio            FIXED-INCOME PORTFOLIO
                                                       Flexible Income Portfolio
                                                      MONEY MARKET PORTFOLIO
                                                       Money Market Portfolio

               This proxy statement and the form of proxy are first being mailed to shareholders on or about November 16, 2001.

               Any shareholder giving a proxy has the power to revoke it by mail (addressed to the secretary of the Trust at the address set forth above) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed and unrevoked proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, for each proposal referred to in the proxy statement.

               Shareholders of record of each Portfolio at the close of business on October 19, 2001 (the "Record Date") will be entitled to vote on the proposals presented at the Meeting. The chart below lists the number of shares of each Portfolio that were outstanding as of the close of business on the Record Date. Each share of a Portfolio is entitled to one vote, with proportionate voting for fractional shares.

                                                            Total Number of Shares Outstanding
Name of Portfolio                                                 as of October 19, 2001
----------------------------------------------------------------------------------------------
Aggressive Growth Portfolio - Institutional Shares                    95,403,897.011
Aggressive Growth Portfolio - Service Shares                           7,147,387.024
Balanced Portfolio - Institutional Shares                            147,339,785.058
Balanced Portfolio - Service Shares                                    6,236,786.119
Capital Appreciation Portfolio - Institutional Shares                 36,480,787.552
Capital Appreciation Portfolio - Service Shares                       23,641,116.181
Core Equity Portfolio - Institutional Shares                             790,499.960
Core Equity Portfolio - Service Shares                                    51,029.626
Flexible Income Portfolio - Institutional Shares                      31,316,469.906
Flexible Income Portfolio - Service Shares                               154,143.700
Global Life Sciences Portfolio - Institutional Shares                    779,505.739
Global Life Sciences Portfolio - Service Shares                        5,313,166.714
Global Technology Portfolio - Institutional Shares                     1,352,318.411
Global Technology Portfolio - Service Shares                          66,137,531.875
Global Value Portfolio - Service Shares                                  200,005.149
Growth and Income Portfolio - Institutional Shares                     6,275,495.433
Growth and Income Portfolio - Service Shares                           5,232,378.677
Growth Portfolio - Institutional Shares                              124,997,569.179
Growth Portfolio - Service Shares                                     10,884,597.016
International Growth Portfolio - Institutional Shares                 37,505,465.761
International Growth Portfolio - Service Shares                       23,008,949.046
Money Market Portfolio - Institutional Shares                        103,345,432.320
Money Market Portfolio - Service Shares                                   10,956.310
Strategic Value Portfolio - Institutional Shares                         530,306.244
Strategic Value Portfolio - Service Shares                             1,217,882.722
Worldwide Growth Portfolio - Institutional Shares                    201,396,903.259
Worldwide Growth Portfolio - Service Shares                            5,441,744.049

               If you are not the owner of record, but instead are a beneficial owner as a participant in a qualified plan or a contract owner of a variable insurance contract, your qualified plan or insurance company may request that you instruct it how to vote the shares you beneficially own. Your qualified plan or insurance company will provide you with additional information.

               Janus Capital Corporation ("Janus") has retained Georgeson Shareholder Communications, Inc. ("GS"), a professional proxy solicitation firm, to assist with the voting process. As the date of the Meeting approaches, if we have not already heard from you, you may receive a telephone call from GS reminding you to exercise your right to vote.

               COPIES OF EACH PORTFOLIO'S MOST RECENT ANNUAL AND SEMIANNUAL REPORTS ARE AVAILABLE UPON REQUEST AND WITHOUT CHARGE BY CONTACTING YOUR FINANCIAL INTERMEDIARY OR BY CALLING (TOLL-FREE) AT 1-866-728-9007.

PROPOSAL 1

TO ELECT A BOARD OF TRUSTEES OF THE TRUST
--------------------------------------------------------------------------------

               All nominees listed below are currently trustees of the Trust and have served in that capacity since originally elected or appointed. In addition, each nominee is currently a trustee of Janus Investment Fund and Janus Adviser Series, two other registered investment companies advised by Janus (the Trust, Janus Investment Fund and Janus Adviser Series are collectively referred to herein as the "Janus Funds"). Collectively, the Janus Funds consist of 51 series.

                                                           Year of
                                                         Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Portfolios  Appointment   During the Past Five Years    held by Trustee
----------------------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)*    Trustee, President and            1993       President, Chairman, Chief          N/A
100 Fillmore Street       Chairman.                                    Executive Officer and
Denver, CO 80206-4928                                                  Director of Janus.
Dennis B. Mullen (58)     Trustee. A member of the          1993       Private Investor Formerly           N/A
100 Fillmore Street       Trust's Pricing Committee,                   (1997-1998) Chief
Denver, CO 80206-4928     Brokerage Committee, Audit                   Financial Officer - Boston
                          Committee, and Money Market                  Market Concepts, Boston
                          Committee, and Chairman of                   Chicken, Inc., Golden, CO
                          the Trust's Nominating and                   (a restaurant chain).
                          Governance Committee.
James T. Rothe (57)+      Trustee. A member of the          1997       Distinguished Visiting      Director,
100 Fillmore Street       Trust's Pricing Committee and                Professor of Business,      Analytical Surveys,
Denver, CO 80206-4928     Money Market Committee, and                  Thunderbird (American       Inc.; Director
                          Chairman of the Trust's                      Graduate School of          Optika, Inc.;
                          Brokerage Committee.                         International Management),  Director, Neocore
                                                                       Phoenix, AZ, and Professor  Corp.
                                                                       of Business, University of
                                                                       Colorado, Colorado
                                                                       Springs, CO. Formerly
                                                                       (1988-1999) Principal of
                                                                       Phillips-Smith Retail
                                                                       Group, Colorado Springs,
                                                                       CO (a venture capital
                                                                       firm).

--------------------------------------------------------------------------------

* Mr. Bailey is considered an "interested person" of the Trust by virtue of his positions with Janus.

+ Mr. Rothe is the only current trustee who has not previously been elected by the Trust's shareholders.

                                                           Year of
                                                         Election or     Principal Occupations     Other Directorships
Name, Address and Age     Positions with the Portfolios  Appointment   During the Past Five Years    held by Trustee
----------------------------------------------------------------------------------------------------------------------
William B. Stewart (57)   Trustee. A member of the          1993       Corporate Vice President            N/A
100 Fillmore Street       Trust's Audit Committee,                     and General Manager of MKS
Denver, CO 80206-4928     Brokerage Committee and                      Instruments - HPS
                          Nominating and Governance                    Products, Boulder, CO (a
                          Committee, and Chairman of                   manufacturer of vacuum
                          the Trust's Money Market                     fittings and valves).
                          Committee and Pricing
                          Committee.
Martin H. Waldinger (63)  Trustee. A member of the          1993       Consultant.                         N/A
100 Fillmore Street       Trust's Nominating and
Denver, CO 80206-4928     Governance Committee and
                          Chairman of the Trust's Audit
                          Committee.

               The following table sets forth the compensation paid to each trustee for his services to each Portfolio, and compensation for services to all Janus Funds, for the Portfolios' fiscal year ended December 31, 2000.

               AGGREGATE TRUSTEE COMPENSATION FROM EACH PORTFOLIO

                                                Thomas H.   Dennis B.   James T.   William D.   Martin H.
Name of Portfolio                                Bailey*     Mullen      Rothe      Stewart     Waldinger
---------------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                        $0       $  2,159    $  2,159    $  2,375    $  2,375
Balanced Portfolio                                 $0       $  1,541    $  1,541    $  1,697    $  1,697
Capital Appreciation Portfolio                     $0       $    698    $    698    $    769    $    769
Core Equity Portfolio                              $0       $      8    $      8    $      9    $      9
Flexible Income Portfolio                          $0       $    103    $    103    $    114    $    114
Global Life Sciences Portfolio                     $0       $     15    $     15    $     17    $     17
Global Technology Portfolio                        $0       $    177    $    177    $    195    $    195
Global Value Portfolio**                           $0       $      0    $      0    $      0    $      0
Growth and Income Portfolio                        $0       $     76    $     76    $     83    $     83
Growth Portfolio                                   $0       $  1,870    $  1,870    $  2,058    $  2,058
International Growth Portfolio                     $0       $    778    $    778    $    857    $    857
Money Market Portfolio                             $0       $     90    $     90    $     35    $     35
Strategic Value Portfolio                          $0       $      2    $      2    $      2    $      2
Worldwide Growth Portfolio                         $0       $  4,075    $  4,075    $  4,485    $  4,485
TOTAL COMPENSATION FROM ALL JANUS FUNDS            $0       $120,667    $120,667    $120,667    $120,667

---------------

* Mr. Bailey is compensated by Janus and does not receive any compensation from the Portfolios.
**Global Value Portfolio had not commenced operations as of December 31, 2000.

               None of the trustees are entitled to receive any retirement or deferred compensation benefits from the Portfolios.

               The trustees do not serve a specified term of office. Thus, if elected, each trustee will hold office until the termination of the Trust or his earlier death, resignation, retirement, or removal under the terms of the trust instrument as in force from time to time. In addition, a trustee may be removed by (1) a vote of the shareholders holding not less than a majority of the shares of each Portfolio cast in person or by proxy at a meeting called for that purpose or (2) by a written declaration signed by shareholders holding not less than a majority of the shares of each Portfolio then outstanding, filed with the Trust's custodian. If a vacancy shall for any reason exist, the remaining trustees may fill such vacancy by appointing another trustee, so long as, immediately after such appointment, at least two-thirds of the trustees have been elected by shareholders. If, at any time, less than a majority of the trustees holding office has been elected by the shareholders, the trustees then in office will promptly call a shareholders' meeting for the purpose of electing trustees. Otherwise, there will normally be no meeting of shareholders for the purpose of electing trustees.

               During the Trust's fiscal year ended December 31, 2000 the trustees held five meetings. Each trustee attended in excess of 75% of the meetings of the board of trustees and the committees of the board of trustees on which he served.

               The Trust's audit committee is composed entirely of trustees who are not "interested persons," as defined in the Investment Company Act of 1940 (the "1940 Act"), of Janus ("Independent Trustees"). The audit committee normally meets four times a year, or as otherwise required. Currently, Messrs. Waldinger (Chairman), Mullen and Stewart are members of the audit committee. The audit committee reviews the financial reporting process, the Trust's systems of internal control, the audit process and the Trust's processes for monitoring compliance with investment restrictions, applicable laws and the Trust's code of ethics. The audit committee recommends to the trustees the appointment of auditors for the Trust. In such capacity, it reviews audit plans, fees and other material arrangements in respect of the engagement of auditors, including non-audit services to be performed. It also reviews the qualifications of key personnel involved in the foregoing activities. For more information on the Trust's auditors, refer to the section entitled "Independent Accountants" beginning on page 32. The audit committee is also responsible for recommending to all trustees the compensation to be paid to the Independent Trustees. During the Trust's fiscal year ended December 31, 2000, the audit committee held four meetings.

               The Trust's nominating and governance committee is composed entirely of Independent Trustees and normally meets four times a year, or as otherwise required. Prior to December 2000, the nominating and governance committee met only on an "as-needed" basis.

               Currently, Messrs. Mullen (Chairman), Stewart and Waldinger are members of the nominating and governance committee, which identifies and recommends individuals for membership in the board of trustees, consults with officers of the Trust and employees of Janus in planning meetings of the trustees, and oversees the administration of and ensures compliance with the Trust's governance procedures and guidelines. The nominating and governance committee will consider nominees for the position of trustee recommended by shareholders. Recommendations should be submitted to the nominating and governance committee in care of the secretary of the Trust at the address first set forth above. During the Trust's fiscal year ended December 31, 2000 the nominating and governance committee held one meeting.

               Information regarding the executive officers of the Portfolios is set forth in Exhibit A. Each of the executive officers is employed by Janus and compensated by Janus.

REQUIRED VOTE

               Approval of this proposal as to any nominee will require the affirmative vote of a plurality of the shares of the Trust entitled to vote at the Meeting.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR EACH NOMINEE AS TRUSTEE OF THE TRUST.

PROPOSAL 2

TO CONSIDER AND APPROVE NEW INVESTMENT ADVISORY AGREEMENTS BETWEEN THE TRUST, ON BEHALF OF EACH PORTFOLIO, AND JANUS
--------------------------------------------------------------------------------

SUMMARY

               Janus currently serves as investment adviser to each Portfolio pursuant to a separate investment advisory agreement between Janus and the Trust on behalf of each Portfolio (the "Current Advisory Agreements"). As explained in more detail below, shareholders are being asked to approve new investment advisory agreements between the Trust, on behalf of each Portfolio, and Janus (the "New Advisory Agreements"). THE NEW ADVISORY AGREEMENTS WILL CONTAIN TERMS SUBSTANTIALLY THE SAME AS THOSE IN THE CURRENT ADVISORY AGREEMENTS.

               Stilwell Financial Inc. ("Stilwell"), located at 920 Main Street, Kansas City, MO 64108-2008, currently owns 91.6% of the outstanding voting shares of Janus. Stilwell is a publicly traded holding company with principal operations in the financial asset management business.

               On October 3, 2001, Thomas H. Bailey, Chairman, President and Chief Executive Officer of Janus, exercised certain rights under a Stock Purchase Agreement dated April 13, 1984 with Stilwell, as amended ("Stock Agreement"), to sell his remaining 6.2% stake in Janus to Stilwell (the "Transaction"). Under the terms of the Stock Agreement, Mr. Bailey is entitled to sell his shares at the price per share calculated as of December 31, 2000, provided that he exercises these rights before December 31, 2001. At December 31, 2000, the price per share of Janus stock was $1,005. Accordingly, the total purchase price expected to be paid by Stilwell to Mr. Bailey is $603,000,000. Stilwell and Mr. Bailey have agreed to close the Transaction on or about November 2, 2001.

               Under the Stock Agreement, Mr. Bailey has certain management rights, including the right to select a majority of Janus' board of directors, subject to Stilwell's consent, which cannot be unreasonably withheld. These contractual rights will terminate on or about March 28, 2002. Subsequent to that date, it is anticipated that the operation of Janus and day-to-day management of the Portfolios will remain largely unchanged. In particular, Stilwell and Mr. Bailey have advised the trustees that both parties anticipate that Mr. Bailey will maintain his position as Chief Executive Officer of Janus and his seat on the Janus board of directors for the foreseeable future.

               Under the 1940 Act, a change in control of an investment adviser results in an assignment and termination of the adviser's investment advisory contracts. The 1940 Act provides a rebuttable assumption that an owner of less than 25% of the outstanding shares of an entity does not control that entity. Based largely on this presumption, Stilwell and Janus have advised the trustees that they do not believe that consummation of the Transaction will cause an assignment of the Current Advisory Agreements. The trustees have, however, carefully considered Mr. Bailey's involvement in Janus' development since its inception and his significant involvement in management decisions at Janus. To avoid any uncertainty about the status of the Current Advisory Agreements, the trustees believe that it is prudent and in the best interest of the Trust and each Portfolio to obtain shareholder approval of the New Advisory Agreements.

THE AGREEMENTS

               THE CURRENT ADVISORY AGREEMENTS

               The following chart lists the date of each Current Advisory Agreement, the date it was last considered and renewed or approved by the trustees, the date on which it was last approved by shareholders, and the reason it was last submitted for shareholder approval.

                                                           Date Last Approved
                                       Date of Current       or Renewed by      Date Last Approved
Name of Portfolio                     Advisory Agreement        Trustees         by Shareholders
--------------------------------------------------------------------------------------------------
Aggressive Growth Portfolio(1)(3)           7/1/97              5/16/01              9/10/93(5)
Balanced Portfolio(1)(3)                    7/1/97              5/16/01              9/10/93(5)
Capital Appreciation Portfolio(1)(3)        7/1/97              5/16/01               5/1/97(5)
Core Equity Portfolio(1)(2)(3)              7/1/97              5/16/01               5/1/97(5)
Flexible Income Portfolio(4)                7/1/97              5/16/01              9/10/93(5)
Global Life Sciences Portfolio            12/14/99              5/16/01              1/18/00(5)
Global Technology Portfolio               12/14/99              5/16/01              1/18/00(5)
Global Value Portfolio                     3/13/01              3/13/01               5/1/01(5)
Growth and Income Portfolio(1)              9/9/97              5/16/01              4/30/98(5)
Growth Portfolio(1)(3)                      7/1/97              5/16/01              9/10/93(5)
International Growth Portfolio(1)(3)        7/1/97              5/16/01              4/29/94(5)
Money Market Portfolio(4)                   7/1/97              5/16/01               5/1/95(5)
Strategic Value Portfolio                 12/14/99              5/16/01               5/1/00(5)
Worldwide Growth Portfolio(1)(3)            7/1/97              5/16/01              9/10/93(5)

---------------
(1) Each of these advisory agreements was amended on May 1, 2000 to reflect a change to the fee schedule. In each case, this change resulted in a reduction of advisory fees paid by the Portfolio.
(2) Equity Income Portfolio changed its name to Janus Core Equity Portfolio effective July 31, 2001. An amendment to this Portfolio's advisory agreement reflecting such name change was entered into on July 31, 2001.
(3) Each of these advisory agreements was amended and restated on July 1, 1997 to reduce the advisory fees payable by these Portfolios, and to facilitate the Trustees' annual review of advisory agreements for all Portfolios.
(4) These agreements were restated with no changes, other than the effective date, on July 1, 1997 in order to facilitate the trustees' annual review of advisory agreements for all Portfolios.
(5) Approved by the initial shareholder in connection with the Portfolio's commencement of operations.

               The key terms, including fees, of the Current Advisory Agreements are set out in detail under the heading "The New Advisory Agreements" below.

               The following table summarizes the advisory fees paid by the Portfolios to Janus and any advisory fee waivers for the fiscal year ended December 31, 2000.

                                                              Aggregate Advisory
Name of Portfolio                                                 Fees Paid
--------------------------------------------------------------------------------
Aggressive Growth Portfolio                                      $29,581,977
Balanced Portfolio                                               $20,105,983
Capital Appreciation Portfolio                                   $ 8,477,539
Core Equity Portfolio                                            $    47,930(1)
Flexible Income Portfolio                                        $ 1,344,877
Global Life Sciences Portfolio(2)                                $   133,995
Global Technology Portfolio(2)                                   $ 2,010,693
Global Value Portfolio(3)                                                N/A
Growth and Income Portfolio                                      $   935,796
Growth Portfolio                                                 $24,948,688
International Growth Portfolio                                   $ 9,772,975
Money Market Portfolio                                           $   168,192
Strategic Value Portfolio(4)                                     $         0(5)
Worldwide Growth Portfolio                                       $54,995,300

---------------
(1) Net of applicable waivers.
(2) January 18, 2000 (inception) to December 31, 2000.
(3) Global Value Portfolio commenced operations subsequent to December 31, 2000.
(4) May 1, 2000 (inception) to December 31, 2000.
(5) Fee waiver by Janus exceeded the advisory fee.

               Under a Distribution Plan adopted in accordance with Rule 12b-1 of the 1940 Act, the Janus Aspen Series Service Shares may pay Janus Distributors, Inc. ("Janus Distributors"), the Trust's distributor and a wholly owned subsidiary of Janus, a fee at an annual rate of up to 0.25% of the average daily net assets of each Portfolio. Under the terms of the Distribution Agreement, the Trust is authorized to make payments to Janus Distributors for remittance to insurance companies and qualified plan service providers as compensation for distribution and shareholder servicing performed by such service providers. It is anticipated that the Portfolios will continue to receive services under this contract subsequent to shareholder approval of the New Advisory Agreements.

               For the fiscal year ended December 31, 2001, the total amounts paid by the Portfolios to Janus Distributors (substantially all of which Janus Distributors paid out as compensation to broker-dealers and other service providers) under the Distribution Plan are summarized below:

                                                              12b-1 Distribution
Name of Portfolio                                                 Fees Paid
--------------------------------------------------------------------------------
Aggressive Growth Portfolio - Service Shares                       $109,438
Balanced Portfolio - Service Shares                                $ 34,854
Capital Appreciation Portfolio - Service Shares                    $779,070
Core Equity Portfolio - Service Shares                             $    232
Flexible Income Portfolio - Service Shares                         $    467
Global Life Sciences Portfolio - Service Shares                    $ 38,984
Global Technology Portfolio - Service Shares                       $641,079
Global Value Portfolio - Service Shares(1)                              N/A
Growth Portfolio - Service Shares                                  $ 74,455
Growth and Income Portfolio - Service Shares                       $ 32,169
International Growth Portfolio - Service Shares                    $674,201
Money Market Portfolio - Service Shares                            $      0
Strategic Value Portfolio - Service Shares                         $    721
Worldwide Growth Portfolio - Service Shares                        $ 55,395

---------------
(1) Global Value Portfolio commenced operations subsequent to December 31, 2000.

               THE NEW ADVISORY AGREEMENTS

               The New Advisory Agreements are the same in all material respects as the Current Advisory Agreements. The initial term of each New Advisory Agreement will reflect the date on which Mr. Bailey ceases to have any contractual right to select a majority of Janus' board of directors (currently anticipated to be on or about March 28, 2002) as its new effective date.

               A form of the New Advisory Agreement for the portfolios of the Trust is attached to this proxy statement as Exhibit B. Under the New Advisory Agreements, Janus will continue to provide investment advisory services to each Portfolio, including making decisions regarding the acquisition, holding or disposition of securities or other assets that a Portfolio may own or contemplate acquiring from time to time. All services under the New Advisory Agreements must be provided in accordance with the provisions of the 1940 Act and any rules or regulations thereunder, the Securities Act of 1933 and any rules or regulations thereunder, the Internal Revenue Code, any other applicable provision of law, the Trust's trust instrument, the Trust's by-laws, any policies adopted by the trustees, and the investment policies of each Portfolio as disclosed in the Trust's registration statement on file with the Securities and Exchange Commission ("SEC"), as amended from time to time.

               As compensation for its services, Janus will be entitled to receive from each Portfolio fees calculated as a percentage of each Portfolio's average daily net assets. Fees under the New Advisory Agreements will be calculated at the same rate as those incurred under the Current Advisory Agreements. The annual rate paid by each Portfolio is set forth below.

                                                              Advisory Fee under Current and
Name of Portfolio                                                New Advisory Agreements
--------------------------------------------------------------------------------------------
Aggressive Growth Portfolio                                              0.65%
Balanced Portfolio                                                       0.65%
Capital Appreciation Portfolio                                           0.65%
Core Equity Portfolio                                                    0.65%
Flexible Income Portfolio                                     0.65% of first $300 million
                                                                0.55% over $300 million
Global Life Sciences Portfolio                                           0.65%
Global Technology Portfolio                                              0.65%
Global Value Portfolio                                                   0.65%
Growth and Income Portfolio                                              0.65%
Growth Portfolio                                                         0.65%
International Growth Portfolio                                           0.65%
Money Market Portfolio                                                   0.25%
Strategic Value Portfolio                                                0.65%
Worldwide Growth Portfolio                                               0.65%

               Janus has contractually agreed to limit the expenses of certain Portfolios, and these expense limitations will continue in effect under the New Advisory Agreements. Janus has agreed by contract to waive the advisory fee payable in an amount equal to the amount, if any, that such Portfolio's normal annualized operating expenses in any fiscal year, including the investment advisory fee but excluding the distribution fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed a certain percentage of such Portfolio's average daily net assets. Janus will reduce its fee to the extent of such excess. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limitation. The expense limitations, summarized below (expressed as a percentage of annualized average daily net assets), will be effective from the inception of the New Advisory Agreements until July 1, 2002.

Name of Portfolio                                             Contractual Expense Limit
---------------------------------------------------------------------------------------
Core Equity Portfolio                                                  1.25%
Flexible Income Portfolio                                              1.00%
Global Life Sciences Portfolio                                         1.25%
Global Technology Portfolio                                            1.25%
Global Value Portfolio                                                 1.25%
Money Market Portfolio                                                 0.50%
Strategic Value Portfolio                                              1.25%

               Contingent upon receipt of shareholder approval, the New Advisory Agreements will be effective upon the termination of Mr. Bailey's contractual right to select a majority of Janus' board of directors under the Stock Agreement, currently anticipated to be on or about March 28, 2002, and will continue in effect until July 1, 2002. Thereafter, each New Advisory Agreement will continue in effect as to any Portfolio for successive annual periods, provided their continuance is approved at least annually by (1) a majority vote, cast in person at a meeting called for that purpose, of the trustees or (2) a vote of the holders of a majority of the outstanding voting securities (as defined by the 1940 Act) of the Portfolio and (3) in either event by a majority of the Independent Trustees.

               Under the New Advisory Agreements, Janus will continue to provide, at its expense, office space, facilities and equipment for carrying out its agreed-upon duties. In addition, Janus furnishes certain other services, including net asset value determination and fund accounting, recordkeeping and blue sky registration and monitoring services for which the Portfolios may reimburse Janus for its cost. Janus will also bear the cost of reasonable compensation, fees, and related expenses of the Trust's officers and its trustees that are "interested persons" of the Trust. Other expenses incurred in the operation of a Portfolio are generally paid by the Portfolio.

               The New Advisory Agreement for each Portfolio provides that it may be terminated by the trustees, a majority of shareholders of the Portfolio, or Janus at any time, without penalty, by giving the other party 60 days' written notice. The New Advisory Agreements also provide that Janus shall not be liable for any error of judgment or mistake of law, any loss arising out of any investment, or any act or omission taken with respect to a Portfolio, except for willful misfeasance, bad faith, or gross negligence in performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder.

               Janus acts as investment adviser to other investment companies with investment objectives similar to certain Portfolios. Information related to these similar investment companies is set forth in Exhibit C.

TRUSTEES' CONSIDERATIONS

               On October 18, 2001, the trustees met with senior officers of Stilwell to discuss Stilwell's intentions regarding the preservation and strengthening of Janus' business and the status of discussions between Stilwell and Janus regarding long-term incentive compensation arrangements for key employees of Janus. The trustees held similar discussions with several key Janus employees.

               At a meeting held on October 31, 2001, the trustees had further discussions with senior officers of Stilwell and Janus and gave further consideration to existing and proposed incentive compensation arrangements for key Janus employees. In particular, the trustees considered matters relating to the possible effects on Janus and the Portfolios of the expiration of Mr. Bailey's contractual management rights. Among other things, the trustees considered:

               - the commitment of Janus and Stilwell to maintain a cash
                 incentive compensation plan for Janus' key employees, including the Portfolios' portfolio managers;

               - the expressed intention of Janus and Stilwell to grant Janus'
                 key employees, including the Portfolios' portfolio managers, an equity interest in Janus as part of their overall compensation packages;

               - the agreement of Stilwell to extend the term of Mr. Bailey's contractual management rights through at least March 28, 2002;

               - the intention of Stilwell to maintain Mr. Bailey as chief executive officer of Janus and the expectation that the operation of Janus and day-to-day management of the Portfolios will remain largely unchanged for the foreseeable future; and

               - the commitment of Mr. Bailey and Janus' executive investment committee to continue to lead Janus' investment management team.

               In addition, the trustees considered a wide range of information of the type they regularly consider when determining to continue a Portfolio's advisory agreement as in effect from year to year. The trustees considered information about, among other things:

               - Janus and its personnel (including particularly those personnel with responsibilities for providing services to the Portfolios), resources and investment process;

               - the terms of each New Advisory Agreement;

               - the scope and quality of the services that Janus has been providing to the Portfolios;

               - the investment performance of each Portfolio and of similar funds managed by other advisers over various periods;

               - the advisory fee rates payable to Janus by the Portfolios and by other funds and client accounts managed by Janus, and payable by similar funds managed by other advisers;

               - the total expense ratio of each Portfolio and of similar funds managed by other advisers;

               - compensation payable by the Portfolios to affiliates of Janus for other services;

               - the profitability to Janus and its affiliates; and

               - Janus' use of the Portfolios' portfolio brokerage transactions to obtain research benefiting the Portfolios or other Janus clients at a cost that may be in excess of the amount other brokers would charge or to reduce certain out-of-pocket expenses otherwise payable by the Portfolios.

               After carefully considering the information described above, the trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Portfolio and to recommend that each Portfolio's shareholders vote to approve the New Advisory Agreement for their Portfolio. The trustees subsequently considered a more definitive proposal from Stilwell regarding the future structure and ownership of Janus and long-term incentive compensation for key employees of Janus. Having considered these additional matters, the trustees, including the Independent Trustees, reaffirmed their recommendation that the shareholders vote to approve the New Advisory Agreements.

               In the event that the shareholders of any Portfolio have not approved the New Advisory Agreement for their Portfolio at the time of the expiration of Mr. Bailey's contractual management rights, Janus will enter into an interim advisory agreement for that Portfolio pursuant to Rule 15a-4 under the 1940 Act, which will take effect immediately following expiration. The interim advisory agreement for a Portfolio will be in substantially the form of the proposed New Advisory Agreement for the Portfolio but also will include certain provisions required by Rule 15a-4 (such as a maximum term of 150 days, a provision that the trustees or a majority of the Portfolio's shareholders may terminate the agreement at any time without penalty on not more than 10 days' written notice, and a provision that the compensation earned by Janus thereunder will be held in an interest-bearing escrow account until shareholder approval of the New Advisory Agreement is obtained, after which the amount in the escrow account (together with any interest) will be paid to Janus). If a Portfolio has not received the requisite shareholder approval for the New Advisory Agreement within 150 days after the expiration of Mr. Bailey's contractual management rights, the trustees will con-sider other appropriate arrangements subject to approval in accordance with the 1940 Act.

REQUIRED VOTE

               Approval of a New Advisory Agreement with respect to any Portfolio requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of that Portfolio. A "majority of the outstanding voting securities" of a Portfolio, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of the Portfolio present at the meeting if the owners of more than 50% of the shares of the Portfolio entitled to vote at the Meeting are present in person or by proxy, or (b) more than 50% of the outstanding shares of a Portfolio entitled to vote at the meeting.

               If the shareholders of a Portfolio do not approve that Portfolio's New Advisory Agreement, the trustees will seek to obtain interim advisory services for the Portfolio from another advisory organization. Thereafter, the trustees would either negotiate a new investment advisory agreement with a new advisory organization selected by the trustees or make other appropriate arrangements, in either event subject to approval by such Portfolio's shareholders.

               THE TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR APPROVAL OF EACH NEW ADVISORY AGREEMENT.

PROPOSAL 3

CHANGES TO INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

SUMMARY

               The 1940 Act requires all mutual funds to specify whether they are "diversified" or "non-diversified" and to adopt certain specific investment and restrictions, referred to as "fundamental" investment restrictions, that may be changed only by shareholder vote. The trustees, together with Janus, have analyzed each of the Portfolios' current fundamental investment restrictions and have concluded that certain of the Portfolios' current restrictions should be simplified, modernized or standardized. The proposed restrictions are written to provide the Portfolios with flexibility to respond to future legal, regulatory, market or technical changes. In addition, the revised restrictions are expected to enable the Portfolios to operate more efficiently and to more easily monitor compliance with such restrictions. The proposed revisions to the Portfolios' investment restrictions are described below. Exhibit D contains the Portfolios' corresponding current investment restrictions.

               ALTHOUGH THE PROPOSED CHANGES WILL ALLOW THE PORTFOLIOS GREATER FLEXIBILITY TO RESPOND TO FUTURE INVESTMENT OPPORTUNITIES, JANUS HAS ADVISED THE TRUSTEES THAT NONE OF THE PROPOSED CHANGES ARE INTENDED TO MODIFY THE WAY ANY PORTFOLIO IS CURRENTLY MANAGED. The trustees do not anticipate that the proposed changes, individually or in the aggregate, will change the level of risk associated with investing in the Portfolios. Nor do the trustees anticipate that the proposed changes will, individually or in the aggregate, change the manner in which Janus manages the Portfolios. If adopted, each Portfolio will interpret the new restrictions in light of future rules and orders of the SEC and SEC staff interpretations of relevant law.

               3(a) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE DIVERSIFICATION OF A PORTFOLIO'S INVESTMENTS.

               The 1940 Act distinguishes funds that are "diversified" and those that are "non-diversified." The 1940 Act does not require a non-diversified Portfolio to adopt a fundamental restriction related to its diversification policies. Accordingly, the trustees recommend that each non-diversified Portfolio rescind its existing diversification restrictions. This will provide the Portfolios with significantly increased flexibility in adapting to future SEC rule changes and interpretations. This change will not, however, change the way the non-diversified Portfolios currently operate.

               A diversified Portfolio is, among other things, prohibited from purchasing securities of any one issuer if, as to 75% of the Portfolio's total assets, more than 5% of the Portfolio's total assets would be invested in securities of that issuer at the time of purchase. The 5% limitation does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities or to the securities of other investment companies. The trustees propose to amend the diversification policy applicable to non-money market Portfolios that hold themselves out as "diversified" to specifically add the ability to invest more than 5% of a Portfolio's total assets in securities of other investment companies.

               There are specific diversification requirements for mutual funds that hold themselves out as money market funds; that is, funds that seek to maintain a constant $1 net asset value. Although Money Market Portfolio is subject to a 5% limitation similar to that discussed above, Rule 2a-7, the SEC rule that governs the way money market funds operate, contains some exceptions to the 5% limitation. The trustees propose to amend the existing restriction applicable to Money Market Portfolio to clarify that such exceptions exist.

               The forms of the restrictions, as proposed to be revised, are set forth below.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (DIVERSIFIED NON-MONEY MARKET PORTFOLIOS)

                    With respect to 75% of its total assets, a Portfolio may not purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities, and other investment companies) if: (a) such purchase would, at the time, cause more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

                    FORM OF PROPOSED DIVERSIFICATION RESTRICTION (MONEY MARKET PORTFOLIO)

                    With respect to 75% of its total assets, Money Market Portfolio may not purchase securities of an issuer (other than a U.S. Government Security or securities of another investment company) if: (a) such purchase would, at the time, cause, more than 5% of the Portfolio's total assets taken at market value to be invested in the securities of such issuer (except as allowed under Rule 2a-7); or (b) such purchase would, at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Portfolio.

               3(b) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE PORTFOLIOS' INVESTMENTS IN COMMODITIES.

                    Under federal law, financial futures contracts - such as futures contracts related to currencies, stock indices or interest rates - are considered commodities. The non-money market Portfolios may currently invest in options, futures, forwards, and swaps for hedging purposes or for non-hedging purposes such as seeking to enhance return. The Portfolios do not consider these instruments to be "commodities" for the purposes of their fundamental restrictions regarding investments in commodities. The Portfolios propose to expand the language of this restriction to "other derivative instruments." The expanded language will enable the Portfolios to exclude certain derivative instruments from this restriction to the extent future SEC interpretations may expand the types of instruments that can be excluded from the definition of commodities.

                    Due to the unique nature of its investments, Money Market Portfolio does not invest in derivative instruments. Therefore, Money Market Portfolio historically has not adopted an explicit fundamental restriction regarding investments in commodities. However, as a technical matter, the 1940 Act requires Money Market Portfolio to specifically adopt such a policy.

                    The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED COMMODITIES RESTRICTION (ALL PORTFOLIOS)

                    A Portfolio may not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this limitation shall not prevent the Portfolios from purchasing or selling foreign currencies, options, futures, swaps, forward contracts or other derivative instruments or from investing in securities or other instruments backed by physical commodities).

               3(c) TO APPROVE REVISIONS TO THE FUNDAMENTAL RESTRICTION
                    CONCERNING THE LENDING OF A PORTFOLIO'S PORTFOLIO
                    SECURITIES.

               The proposed revisions to this restriction make clarifying changes to the list of investments that should not be included in the Portfolio's limit on lending transactions. The proposed revisions also increase the amount of Portfolio assets that can be lent, consistent with applicable SEC rules. Although no Portfolio has any current intention to loan in excess of 25% of its total assets, consistent with the terms of relevant exemptive relief previously obtained by the Portfolios, this provides additional flexibility should those intentions, or the terms of the existing exemptive order, change.

               The form of the restriction, as proposed to be revised, is set forth below.

                    FORM OF PROPOSED RESTRICTION ON LENDING (ALL PORTFOLIOS)

                    A Portfolio may not lend any security or make any other loan if, as a result, more than 33 1/3% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to investments in repurchase agreements, commercial paper, debt securities or loans, including assignments and participation interests).

               3(d) TO APPROVE REVISIONS TO THE PORTFOLIOS' RESTRICTION
                    CONCERNING BORROWING MONEY AND ISSUING SENIOR SECURITIES.

               The Portfolios may borrow money from banks and make other investments permissible under the 1940 Act that involve borrowing, within certain prescribed limits. The Portfolios may also borrow money from each other or other persons to the extent permitted by applicable law. For example, the Portfolios may borrow money to meet redemptions without being forced to prematurely sell portfolio securities. This technique allows the Portfolios greater flexibility to buy and sell portfolio securities for investment or tax considerations, rather than for cash flow considerations.

               A "senior security" is an obligation of a Portfolio with respect to its earnings or assets that takes precedence over the claims of the Portfolio's shareholders with respect to the same earnings or assets.

               SEC staff interpretations allow the Portfolios to engage in a number of types of transactions that could raise senior securities issues, provided that they meet certain collateral requirements designed to protect shareholders. For example, short sales, certain options and futures transactions, reverse repurchase agreements and any securities transactions that obligate a Portfolio to pay money at a future date (such as when-issued, forward commitment, or delayed delivery transactions) are permitted investments that may raise these issues.

               The restriction proposed below will establish a standardized borrowing and senior securities restriction intended to make certain technical corrections to the Portfolios' current restriction. The proposal is also intended to correct the inadvertent miscategorization of the non-money market Portfolios' policy on borrowing as non-fundamental in their registration documents.

                    FORM OF PROPOSED BORROWING AND SENIOR SECURITIES RESTRICTION (ALL PORTFOLIOS)

                    The Portfolios may not borrow money except that the Portfolio may borrow money for temporary or emergency purposes (not for leveraging or investment). Borrowings from banks will not, in any event, exceed one-third of the value of a Portfolio's total assets (including the amount borrowed). This policy shall not prohibit short sales transactions, or futures, options, swaps or forward transactions. The Portfolios may not issue "senior securities" in contravention of the 1940 Act.

REQUIRED VOTE

               Approval of each of the above revisions requires the vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of each affected Portfolio. A "majority of outstanding voting securities" of a Portfolio, as defined in the 1940 Act, means the lesser of (a) 67% or more of the shares of a Portfolio present at the meeting if the owners of more than 50% of the shares of the Portfolio then outstanding are present in person or by proxy, or (b) more than 50% of outstanding shares of a Portfolio entitled to vote at the meeting.

               The trustees have concluded that the proposed amendments to the investment restrictions will benefit each Portfolio and its shareholders. If any of the proposed amendments to the investment restrictions are not approved, the current investment restrictions will remain unchanged and in effect.

               THE TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE FOR ADOPTION OF THE AMENDED INVESTMENT RESTRICTIONS.

ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

ACTIVITIES AND MANAGEMENT OF JANUS

               Janus is a Colorado corporation organized in 1978 (formerly, Bailey, & Griffiths, Ltd.) It serves as investment adviser or sub-investment adviser to investment companies and separately managed accounts.

               The directors of Janus are Thomas H. Bailey, Helen Young Hayes, Michael E. Herman, Thomas A. McDonnell, Landon H. Rowland and Michael Stolper. The address and principal occupations of each director are set forth in the table below.

Director                        Address                     Principal Occupation
----------------------------------------------------------------------------------------
Thomas H. Bailey     100 Fillmore Street             Director, President, Chairman and
                     Denver, CO 80206                Chief Executive Officer of Janus.
Helen Young Hayes    100 Fillmore Street             Director and Vice President of
                     Denver, CO 80206                Janus; Executive Vice President and
                                                     Portfolio Manager of Janus Overseas
                                                     Fund, Janus Worldwide Fund, Janus
                                                     Aspen International Growth
                                                     Portfolio, Janus Aspen Worldwide
                                                     Growth Portfolio, Janus Adviser
                                                     International Fund and Janus
                                                     Adviser Worldwide Fund.
Michael E. Herman    6201 Ward Parkway               Private investor.
                     Kansas City, MO 64113
Thomas A. McDonnell  DST Systems, Inc.               President and Chief Executive
                     333 West 11th Street, 5th       Officer of DST Systems, Inc.
                     Floor
                     Kansas City, MO 64105
Landon H. Rowland    Stilwell Financial Inc.         Chairman, President and Chief
                     920 Main Street, 21st Floor     Executive Officer of Stilwell
                     Kansas City, MO 64105-2008      Financial Inc.
Michael Stolper      Stolper & Co., Inc.             President of Stolper & Co., Inc.
                     One America Plaza               (an investment advisory firm).
                     600 West Broadway
                     Suite 1010
                     San Diego, CA 92101

               Mr. Bailey sold an approximately 6% stake in Janus to Stilwell in a sale that closed on May 1, 2001. The value of such sale was approximately $610,000,000 (including applicable interest).

PORTFOLIO TRANSACTIONS AND BROKERAGE

               All orders for the purchase or sale of a Portfolio's portfolio securities are placed on behalf of each Portfolio by Janus, or its agent, pursuant to authority contained in the Portfolio's Current or New Advisory Agreements. Janus' policy is to seek "best execution" on each trade.

               The Trustees have authorized Janus to place transactions with DST Securities, Inc. ("DSTS"). DSTS is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of DST Systems, Inc. ("DST"), a subsidiary of Stilwell, Janus' parent company. Janus may place transactions with DSTS if it reasonably believes that the quality of execution and the associated commission are fair and reasonable and if, overall, the associated transaction costs, net of any credits discussed below, are lower than the net costs that would be incurred through other brokerage firms that provide comparable execution. Brokerage commissions paid on transactions executed through DSTS may be used as a means to reduce Portfolio expenses by generating credits to offset the license fees charged a Portfolio by DST for the use of its shareholder accounting system. The chart below sets forth the fees paid to DSTS for the Portfolios' fiscal year ended December 31, 2000. Portfolios not listed below did not pay any fees to DSTS.

                                              Commissions Paid   Percent of Brokerage Commissions
Name of Portfolio                               Through DSTS            Paid By Portfolio
-------------------------------------------------------------------------------------------------
Core Equity Portfolio                             $    37                     0.16%
Growth and Income Portfolio                       $   305                     0.23%
International Growth Portfolio                    $ 1,241                     0.04%
Worldwide Growth Portfolio                        $16,745                     0.12%

               The Portfolios may also place trades with E*Trade Securities ("E*Trade"), a registered broker-dealer and a wholly-owned subsidiary of E*Trade Group ("Group"). As of September 28, 2001, Janus owned, in the aggregate, in excess of 5% of the outstanding voting securities of Group in various accounts, including the Portfolios. By virtue of this ownership, Group is considered an affiliate of Janus for 1940 Act purposes. Solely for purposes of this proxy statement, E*Trade is considered an "Affiliated Broker" because it is a wholly-owned subsidiary of Group, an affiliate of Janus. The Portfolios did not pay any fees to E*Trade for the Portfolios' fiscal year ended December 31, 2000.

MANNER OF VOTING PROXIES

               The solicitation is being made primarily by the mailing of this proxy statement and the accompanying proxy card on or about November 16, 2001. Supplementary solicitations may be made by mail, telephone, telegraph, facsimile, electronic means or by personal interview by representatives of the Trust. In addition, GS may be paid to solicit shareholders on behalf of the Trust or any Portfolio. The total anticipated cost of such services is estimated to be $112,000. The total cost of solicitation regarding the New Advisory Agreements will be borne by Janus, but the Portfolios may bear some of the costs of solicitation of Proposals 1 and 3. The anticipated cost per Portfolio of such solicitation is set forth below.

Name of Portfolio                                             Cost of Solicitation
----------------------------------------------------------------------------------
Aggressive Growth Portfolio                                          $2,115
Balanced Portfolio                                                   $3,486
Capital Appreciation Portfolio                                       $1,152
Core Equity Portfolio                                                $   13
Flexible Income Portfolio                                            $  396
Global Life Science                                                  $   47
Global Technology                                                    $  245
Global Value Portfolio                                               $    2
Growth and Income Portfolio                                          $  163
Growth Portfolio                                                     $2,441
International Growth Portfolio                                       $1,261
Money Market Portfolio                                               $  103
Strategic Value Portfolio                                            $   16
Worldwide Growth Portfolio                                           $5,436

               Janus will also reimburse insurance companies and qualified plans for their reasonable expenses in forwarding solicitation material to the beneficial owners of shares.

               The Trust may arrange to have votes recorded by telephone. If the Trust records votes by telephone, they will use procedures designed to authenticate shareholders' identities, to allow shareholders to authorize the voting in accordance with their instructions, and to confirm that their instructions have been properly recorded. Proxies voted by telephone may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               The Trust may also arrange to have votes submitted over the internet. In order to use this feature, you should go to the website listed on the enclosed voting instructions insert and enter the control number set forth on your proxy card(s). You will be prompted to follow a simple set of instructions. Proxies voted on the internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

               Shares of the Portfolios may be held by certain separate accounts of insurance companies to fund benefits payable under certain variable annuity contracts and variable life insurance policies ("variable con-tracts"). Your insurance company may request that you provide it with voting instructions for your beneficially held shares of any such separate account. If you do not provide voting instructions to your insurance company, it may vote all of the shares held in that separate account in the same proportions as the voting actually received from other variable contract holders for that separate account.

QUORUM AND VOTING

               Under the terms of the Current Trust Instrument, one-third of the shares entitled to vote shall be a quorum for the transaction of business at the Meeting. In the event a quorum is not present at the Meeting or in the event a quorum is present but sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies that they are entitled to vote "FOR" each item for the proposed adjournment and will vote those proxies required to be voted "AGAINST" each item against the adjournment.

               Votes to "ABSTAIN" will count toward establishing a quorum. However, passage of any proposal being considered at the Meeting will occur only if a sufficient number of votes are cast "FOR" the proposal. Broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) and votes to "ABSTAIN" will have the same effect as shares voted against a proposal.

INVESTMENT ADVISER AND DISTRIBUTOR

               Janus and Janus Distributors, 100 Fillmore Street, Denver, Colorado 80206, serve as the Portfolio's Investment Adviser and Distributor, respectively.

PRINCIPAL HOLDERS OF VOTING SECURITIES

               The officers and Trustees of the Janus Aspen Series Portfolios cannot directly own Shares of the Portfolios without purchasing an insurance contract through one of the participating insurance companies or through a qualified plan. As a result, the officers and trustees as a group own less than 1% of the outstanding Shares of each Portfolio. As of October 19, 2001, all of the outstanding Shares of the Portfo-lios were owned by certain insurance company separate accounts, qualified plans and by Janus Capital. As of October 19, 2001, all of the outstanding Shares of Global Value Portfolio (Service Shares) and Money Market Portfolio (Service Shares) were owned by Janus, which provided seed capital for the Portfolios. The percentage ownership of each separate account or qualified plan owning more than 5% of the Shares of any Portfolio (or class of a Portfolio) as of October 19, 2001, is as follows:

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
Aggressive Growth             Aetna Life Insurance and Annuity Company        57.54%
  Portfolio - Institutional   ACES - Separate Account B
  Shares                      151 Farmington Avenue
                              Hartford, CT 06156-0001
                              GE Life and Annuity Assurance Company           12.75%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
Aggressive Growth             GE Life and Annuity Assurance Company            7.23%
  Portfolio - Service Shares  6610 W. Broad Street
                              Richmond, VA 23230-1702
                              IDS Life Insurance Company                      28.29%
                              FBO Daryl Johnson
                              125 AXP Financial Center
                              Minneapolis, MN 55474-0001
                              Principal Life Insurance Company                 6.20%
                              711 High Street
                              Des Moines, IA 50392-1520
                              Travelers Life and Annuity Company              26.91%
                              1 Tower Square
                              Hartford, CT 06183-0001
Balanced Portfolio -          Aetna Life Insurance and Annuity Company        31.73%
  Institutional Shares        ACES - Separate Account B
                              151 Farmington Avenue
                              Hartford, CT 06156-0001
                              GE Life and Annuity Assurance Company           17.08%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              New York Life Insurance and Annuity             25.18%
                              Company
                              300 Interspace Parkway
                              Parsippany, NJ 07054-1100
Balanced Portfolio -          GE Life and Annuity Assurance Company           29.60%
  Service Shares              6610 W. Broad Street
                              Richmond, VA 23230-1702

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
Balanced Portfolio -          Ohio National Life Insurance Company            36.47%
  Service Shares (continued)  P.O. Box 237
                              Cincinnati, OH 45201-0237
                              Travelers Life and Annuity Company              24.02%
                              1 Tower Square
                              Hartford, CT 06183-0001
Capital Appreciation          Connecticut Mutual Life Insurance Company       13.88%
  Portfolio - Institutional   1295 State Street
  Shares                      Springfield, MA 01111-0001
                              GE Life and Annuity Assurance Company           38.58%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              MONY Life Insurance Company                      7.26%
                              MONY America Variable Account A
                              1740 Broadway
                              Suite 635
                              New York, NY 10019-4315
Capital Appreciation          Minnesota Life Insurance Company                 7.82%
  Portfolio - Service Shares  400 N. Robert Street
                              St. Paul, MN 55101
                              Nationwide Life Insurance Company               85.28%
                              C/O IPO Portfolio Accounting
                              P.O. Box 182029
                              Columbus, OH 43218-2029
Core Equity Portfolio -       Western Reserve Life Assurance Company of       99.98%
  Institutional Shares        Ohio
                              P.O. Box 5068
                              Clearwater, FL 33758-5068
Core Equity Portfolio -       Integrity Life Insurance Company               100.00%
  Service Shares              515 W. Market Street
                              Louisville, KY 40202-3333
Flexible Income Portfolio -   Aetna Life Insurance and Annuity Company        34.88%
  Institutional Shares        ACES - Separate Account B
                              151 Farmington Avenue
                              Hartford, CT 06156-0001
                              AUL Group Retirement Account II                 11.19%
                              P.O. Box 1955
                              Indianapolis, IN 46206-9102
                              GE Life and Annuity Assurance Company           24.32%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              Great-West Life and Annuity Insurance            8.35%
                              Company
                              8515 E. Orchard Road
                              Englewood, CO 80111-5037

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
Flexible Income Portfolio -   Lincoln National Life Insurance Company          5.83%
  Institutional Shares        Variable Annuity Account
  (continued)                 2940 S. 83rd Street
                              Lincoln, NE 68506
Flexible Income Portfolio -   Guardian Insurance and Annuity Company,         71.41%
  Service Shares              Inc.
                              S/A F VA-461
                              FBO Flexible Income
                              3900 Burgess Place
                              Bethlehem, PA 18017-9097
                              Hartford Life and Annuity Company               27.09%
                              Separate Account ICMG
                              P.O. Box 2999, Wing A3
                              Hartford, CT 06104-2999
Global Life Sciences          Western Reserve Life Assurance Company of      100.00%
  Portfolio - Institutional   Ohio
  Shares                      P.O. Box 5068
                              Clearwater, FL 33758-5068
Global Life Sciences          GE Life and Annuity Assurance Company           65.41%
  Portfolio - Service Shares  6610 W. Broad Street
                              Richmond, VA 23230-1702
                              Travelers Life and Annuity Company              34.58%
                              1 Tower Square
                              Hartford, CT 06183-0001
Global Technology             Western Reserve Life Assurance Company of      100.00%
  Portfolio - Institutional   Ohio
  Shares                      P.O. Box 5068
                              Clearwater, FL 33758-5068
Global Technology             GE Life and Annuity Assurance Company            7.74%
  Portfolio - Service Shares  6610 W. Broad Street
                              Richmond, VA 23230-1702
                              IDS Life Insurance Company                      10.41%
                              FBO Daryl Johnson
                              125 AXP Financial Center
                              Minneapolis, MN 55474-0001
                              Nationwide Life Insurance Company               69.14%
                              C/O IPO Portfolio Accounting
                              P.O. Box 182029
                              Columbus, OH 43218-2029
                              Travelers Life and Annuity Company               5.80%
                              1 Tower Square
                              Hartford, CT 06183-0001
Growth Portfolio -            Aetna Life Insurance and Annuity Company        30.81%
  Institutional Shares        ACES Separate Account B
                              151 Farmington Avenue
                              Hartford, CT 06156-0001

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
Growth Portfolio -            GE Life and Annuity Assurance Company           20.12%
  Institutional Shares        6610 W. Broad Street
  (continued)                 Richmond, VA 23230-1702
                              Pruco Life Insurance Company                    13.02%
                              100 Mulberry Street
                              Newark, NJ 07102-4056
Growth Portfolio -            Allmerica Financial Life Insurance Company      35.21%
  Service Shares              Separate Account S-310
                              440 Lincoln Street
                              Worcester, MA 01653-0002
                              GE Life and Annuity Assurance Company            9.16%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              Ohio National Life Insurance Company            16.28%
                              P.O. Box 237
                              Cincinnati, OH 45201-0237
                              Lincoln National Life Insurance Company         24.24%
                              Separate Account 70
                              1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518
Growth and Income             Kemper Investors Life Insurance Company         81.53%
  Portfolio - Institutional   Variable Annuity Separate Account
  Shares                      1 Kemper Drive
                              Long Grove, IL 60049-0001
                              Western Reserve Life Assurance Company of       14.82%
                              Ohio
                              P.O. Box 5068
                              Clearwater, FL 33758-5068
Growth and Income             Allmerica Financial Life Insurance Company      76.12%
  Portfolio - Service Shares  Separate Accounts S-310
                              440 Lincoln Street
                              Worcester, MA 01653-0002
                              Travelers Life and Annuity Company              17.62%
                              1 Tower Square
                              Hartford, CT 06183-0001
International Growth          Automatic Data Processing, Inc.                  7.79%
  Portfolio - Institutional   1 ADP Boulevard
  Shares                      Roseland, NJ 07068-1786
                              GE Life and Annuity Assurance Company           20.34%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              Pruco Life Insurance Company                    29.77%
                              100 Mulberry Street
                              Newark, NJ 07102-4056

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
International Growth          State Street Bank and Trust Company              7.69%
  Portfolio - Institutional   FBO Northwest Airlines Retirement Savings
  Shares (continued)          Plan
                              105 Rosemont Road
                              Westwood, MA 02090-2318
International Growth          IDS Life Insurance Company                      13.10%
  Portfolio - Service Shares  FBO Daryl Johnson
                              125 AXP Financial Center
                              Minneapolis, MN 55474-0001
                              Minnesota Life Insurance Company                 5.94%
                              400 N. Robert Street
                              St. Paul, MN 55101
                              Nationwide Life Insurance Company               58.19%
                              C/O IPO Portfolio Accounting
                              P.O. Box 182029
                              Columbus, OH 43218-2029
                              Travelers Life and Annuity Company               5.98%
                              1 Tower Square
                              Hartford, CT 06183-0001
Money Market Portfolio -      Integrity Life Insurance Company                48.68%
  Institutional Shares        515 W. Market Street
                              Louisville, KY 40202-3333
                              Western Reserve Life Assurance Company of       51.33%
                              Ohio
                              P.O. Box 5068
                              Clearwater, FL 33758-5068
Strategic Value Portfolio -   Western Reserve Life Assurance Company of      100.00%
  Institutional Shares        Ohio
                              P.O. Box 5068
                              Clearwater, FL 33758-5068
Strategic Value Portfolio -   Integrity Life Insurance Company                48.62%
  Service Shares              515 W. Market Street
                              Louisville, KY 40202-3333
                              PFL Life Insurance Company                      40.42%
                              4333 Edgewood Road NE
                              Cedar Rapids, IA 52499-0001
                              Travelers Life and Annuity Company               6.84%
                              1 Tower Square
                              Hartford, CT 06183-0001
Worldwide Growth Portfolio -  Aetna Life Insurance and Annuity Company        33.02%
  Institutional Shares        ACES - Separate Account B
                              151 Farmington Avenue
                              Hartford, CT 06156-0001
                              GE Life and Annuity Assurance Company           11.05%
                              6610 W. Broad Street
                              Richmond, VA 23230-1702

Portfolio                       Shareholder Name and Address of Record     Percent Held
---------------------------------------------------------------------------------------
Worldwide Growth Portfolio -  Lincoln National Life Insurance Company          5.34%
  Institutional Shares        Variable Annuity Account C
  (continued)                 1300 S. Clinton Street
                              Fort Wayne, IN 46802-3518
                              New York Life Insurance and Annuity             10.95%
                              Company
                              300 Interspace Parkway
                              Parsippany, NJ 07054-1100
Worldwide Growth Portfolio -  GE Life and Annuity Assurance Company           13.48%
  Service Shares              6610 W. Broad Street
                              Richmond, VA 23230-1702
                              John Hancock Variable Life Insurance             7.42%
                              Company
                              101 Huntington Avenue
                              Boston, MA 02199-7603
                              Ohio National Life Insurance Company            23.51%
                              P.O. Box 237
                              Cincinnati, OH 45201-0237
                              Travelers Life and Annuity Company              32.61%
                              1 Tower Square
                              Hartford, CT 06183-0001

               None of the qualified plans owned 10% or more of the shares of Janus Aspen Series as a whole.

INDEPENDENT ACCOUNTANTS

               PricewaterhouseCoopers LLP ("PwC") is the independent accountant for the Trust. PwC examines the financial statements for the Portfolios and may provide other non-audit and tax-related services to the Funds. In accordance with Independence Standards Board Standard No. 1, PwC has confirmed to the Trust's audit committee that they are independent accountants with respect to the Portfolios. Representatives of PwC are expected to be present at the Meeting to respond to appropriate shareholder questions and will have the opportunity to make a statement if desired.

               FUND RELATED FEES

               Audit Fees. For the Trust's most recent fiscal year ended December 31, 2000, the approximate fee for professional services rendered for the audit of the Portfolios' annual financial statements was $126,500.

               All Other Fees. For the Trust's most recent fiscal year ended December 31, 2000, PwC was paid approximately $58,200 for all other services, including tax-related and other accounting services, rendered to the Portfolios.

               NON-FUND RELATED FEES

               All Other Fees. For the Trust's most recent fiscal year ended December 31, 2000, PwC was paid approximately $44,000 for all other non-audit services rendered on behalf of Janus Service Corporation, a wholly-owned subsidiary of Janus.

SUBMISSION OF SHAREHOLDER PROPOSALS

               The Trust does not generally hold annual shareholders' meetings, but will hold special meetings as required or deemed desirable. Since the Trust does not hold regular shareholders' meetings, the anticipated date of the next special shareholders meeting (if any) cannot be provided. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders' meeting of the Trust or any Portfolio should send their written proposals to the secretary of the Trust at the address set forth on the cover of this proxy statement. Proposals must be received within a reasonable time before the Trust begins to print and mail its proxy materials for the meeting.

OTHER MATTERS TO COME BEFORE THE MEETING

               The trustees do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named as proxies will vote on such other matter(s) in accordance with their judgment.

               IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY IN ORDER TO AVOID UNNECESSARY DELAY AND COST. SHAREHOLDERS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

               November 9, 2001                               JANUS ASPEN SERIES

EXHIBIT A

EXECUTIVE OFFICERS OF JANUS ASPEN SERIES
--------------------------------------------------------------------------------

                           Principal occupation for last 5                                     Year of
Name (age)                              years                Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------
Thomas H. Bailey (64)      Chairman, President, Chief        Trustee, President and             1993
                           Executive Officer and Director    Chairman
                           of Janus. Formerly, Director
                           (1997-2001) of Janus
                           Distributors, Inc. and
                           President (1994-1997) of Janus
                           Service Corporation.
Thomas A. Early (46)       Vice President, General Counsel   Vice President and General         1998
                           and Secretary of Janus; Vice      Counsel
                           President, General Counsel,
                           Secretary and Director of Janus
                           Distributors, Inc., Janus
                           Service Corporation, Janus
                           Capital International Ltd.,
                           Janus Institutional Services,
                           Inc., and Janus International
                           Holding Company; Vice
                           President, General Counsel and
                           Director to Janus International
                           (Asia) Limited and Janus
                           International Limited; Vice
                           President, General Counsel and
                           Secretary for The Janus
                           Foundation and Director for
                           Janus Capital Trust Manager
                           Limited and Janus World Funds.
                           Formerly, Executive Vice
                           President and General
                           Counsel/Mutual Funds
                           (1994-1998) of Prudential
                           Insurance Company.

                           Principal occupation for last 5                                     Year of
Name (age)                              years                Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------
Loren M. Starr (40)        Vice President of Finance,        Vice President and Chief           2001
                           Treasurer and Chief Financial     Financial Officer
                           Officer of Janus. Formerly,
                           Managing Director, Treasurer
                           and Head of Corporate Finance
                           and Reporting (1998-2001) for
                           Putnam Investments; and Senior
                           Vice President of Financial
                           Planning and Analysis
                           (1996-1998) for Lehman
                           Brothers, Inc.
Glenn P. O'Flaherty (43)   Vice President of Janus.          Treasurer and Chief                1996
                           Formerly, Director of Fund        Accounting Officer
                           Accounting (1991-1997) of
                           Janus.
Kelley Abbott Howes (36)   Vice President and Assistant      Vice President and Secretary       1999
                           General Counsel of Janus, Janus
                           Distributors, Inc., and Janus
                           Service Corporation. Formerly,
                           Assistant Vice President
                           (1997-1999) of Janus; Chief
                           Compliance Officer, Director
                           and President (1997-1999) of
                           Janus Distributors, Inc.; and
                           Assistant Vice President
                           (1998-2000) of Janus Service
                           Corporation.
Bonnie M. Howe (36)        Vice President and Assistant      Vice President                     1999
                           General Counsel of Janus, Janus
                           Distributors, Inc., and Janus
                           Service Corporation. Formerly,
                           Assistant Vice President
                           (1997-1999) and Associate
                           Counsel (1995-1999) for Janus
                           and Assistant Vice President
                           (1998-2000) for Janus Service
                           Corporation.
Heidi J. Walter (34)       Vice President and Assistant      Vice President                     2000
                           General Counsel of Janus and
                           Janus Service Corporation.
                           Formerly, Vice President and
                           Senior Legal Counsel
                           (1995-1999) for Stein Roe &
                           Farnham Inc.

                           Principal occupation for last 5                                     Year of
Name (age)                              years                Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------
Laurence J. Chang (36)     Vice President of Janus.          Executive Vice President           1999
                           Formerly, Analyst (1993-1998)     and Portfolio Manager
                           for Janus.                        Worldwide Growth Portfolio
David J. Corkins (35)      Vice President of Janus.          Executive Vice President           1998
                           Formerly, Analyst (1995-1997)     and Portfolio Manager
                           for Janus.                        Growth and Income Portfolio
David C. Decker (35)       Vice President of Janus.          Executive Vice President           2000
                           Formerly, Analyst (1992-1996)     and Portfolio Manager
                           for Janus.                        Strategic Value Portfolio
James P. Goff (37)         Vice President of Janus.          Executive Vice President           1993
                                                             and Portfolio Manager
                                                             Aggressive Growth Portfolio
Helen Young Hayes (39)     Vice President and Director of    Executive Vice President
                           Janus.                            and Portfolio Manager
                                                             International Growth               1994
                                                             Portfolio
                                                             Worldwide Growth Portfolio         1993
C. Mike Lu (32)            Vice President of Janus.          Executive Vice President           2000
                           Formerly, Analyst (1991-1998)     and Portfolio Manager
                           for Janus.                        Global Technology Portfolio
Brent A. Lynn (37)         Vice President of Janus.          Executive Vice President           2001
                           Formerly, Analyst (1991-2001)     and Portfolio Manager
                           for Janus.                        International Growth
                                                             Portfolio
Thomas R. Malley (32)      Vice President of Janus.          Executive Vice President           2000
                           Formerly, Analyst (1991-1998)     and Portfolio Manager
                           for Janus.                        Global Life Sciences
                                                             Portfolio
Karen L. Reidy (34)        Vice President of Janus.          Executive Vice President
                           Formerly, Analyst (1995-1999)     and Portfolio Manager
                           for Janus.                        Balanced Portfolio                 2000
                                                             Core Equity Portfolio              2000
Blaine P. Rollins (34)     Vice President of Janus.          Executive Vice President           2000
                                                             and Portfolio Manager
                                                             Growth Portfolio
Scott W. Schoelzel (43)    Vice President of Janus.          Executive Vice President           1997
                                                             and Portfolio Manager
                                                             Capital Appreciation
                                                             Portfolio

                           Principal occupation for last 5                                     Year of
Name (age)                              years                Positions with the Portfolios   Appointment
--------------------------------------------------------------------------------------------------------
Ronald V. Speaker* (37)    Vice President of Janus.          Executive Vice President           1993
                                                             and Portfolio Manager
                                                             Flexible Income Portfolio
J. Eric Thorderson (40)    Vice President of Janus.          Executive Vice President           2001
                           Formerly, Senior Analyst          and Portfolio Manager
                           (1996-1999) for Janus.            Money Market Portfolio
Jason P. Yee (32)          Vice President of Janus.          Executive Vice President           2001
                           Formerly, Portfolio Manager and   and Portfolio Manager
                           Managing Director (1996-2000)     Global Value Portfolio
                           of Bee & Associates and
                           Assistant Portfolio Manager
                           (1996 and 2000) for Janus.
                           Formerly, Analyst (1992-1996
                           and 2001) for Janus.

---------------
* In January 1997, Mr. Speaker settled an administrative action involving two personal trades made by him in January 1993. Without admitting or denying the allegations, Mr. Speaker agreed to civil money penalty, disgorgement, and interest payments totaling $37,199 and to a 90-day suspension which ended on April 25, 1997.

EXHIBIT B

FORM OF JANUS ASPEN SERIES
INVESTMENT ADVISORY AGREEMENT
[NAME OF PORTFOLIO]
--------------------------------------------------------------------------------

               THIS INVESTMENT ADVISORY AGREEMENT (the "Agreement") is made this
                 day of           , 2002, between JANUS ASPEN SERIES, a Delaware
               business trust (the "Trust"), and JANUS CAPITAL CORPORATION, a Colorado corporation ("JCC").

                                     W I T N E S S E T H:

               WHEREAS, the Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and has registered its shares for public offering under the Securities Act of 1933, as amended (the "1933 Act"); and

               WHEREAS, the Trust is authorized to create separate funds, each with its own separate investment portfolio of which the beneficial interests are represented by a separate series of shares; one of such funds created by the Trust being designated as the [NAME OF PORTFOLIO] (the "Portfolio"); and

               WHEREAS, the Trust and JCC deem it mutually advantageous that JCC should assist the Trustees and officers of the Trust in the management of the securities portfolio of the Fund.

               NOW, THEREFORE, the parties agree as follows:

               1. INVESTMENT ADVISORY SERVICES. JCC shall furnish continuous advice and recommendations to the Fund as to the acquisition, holding, or disposition of any or all of the securities or other assets which the Fund may own or contemplate acquiring from time to time. JCC shall give due consideration to the investment policies and restrictions and the other statements concerning the Fund in the Trust Instrument, bylaws, and registration statements under the 1940 Act and the 1933 Act, and to the provisions of the Internal Revenue Code, as amended from time to time, applicable to the Fund as a regulated investment company and as a funding vehicle for variable insurance contracts. In addition, JCC shall cause its officers to attend meetings and furnish oral or written reports, as the Trust may reasonably require, in order to keep the Trustees and appropriate officers of the Trust fully informed as to the condition of the investment portfolio of the Fund, the investment recommendations of JCC, and the investment considerations which have given rise to those recommendations. JCC shall supervise the purchase and sale of securities as directed by the appropriate officers of the Trust.

               2. OTHER SERVICES. JCC is hereby authorized (to the extent the Trust has not otherwise contracted) but not obligated (to the extent it so notifies the Trustees at least 60 days in advance), to perform (or arrange for the performance by affiliates of) the management and administrative services necessary for the operation of the Fund. JCC is specifically authorized, on behalf of the Trust, to conduct relations with custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, corporate fiduciaries, insurance company separate accounts, insurers, banks and such other persons in any such other capacity deemed by JCC to be necessary or desirable. JCC shall generally monitor and report to Fund officers the Fund's compliance with investment policies and restrictions as set forth in the currently effective prospectus and statement of additional information relating to the shares of the Fund under the Securities Act of 1933, as amended. JCC shall make reports to the Trustees of its performance of services hereunder upon request therefor and furnish advice and recommendations with respect to such other aspects of the business and affairs of the Fund as it shall determine to be desirable. JCC is also authorized, subject to review by the Trustees, to furnish such other services as JCC shall from time to time determine to be necessary or useful to perform the services contemplated by this Agreement.

               3. OBLIGATIONS OF TRUST. The Trust shall have the following obligations under this Agreement:

                   (a) to keep JCC continuously and fully informed as to the
                       composition of its investment portfolio and the nature of all of its assets and liabilities from time to time;

                   (b) to furnish JCC with a certified copy of any financial
                       statement or report prepared for it by certified or independent public accountants and with copies of any financial statements or reports made to its shareholders or to any governmental body or securities exchange;

                   (c) to furnish JCC with any further materials or information which JCC may reasonably request to enable it to perform its function under this Agreement; and

                   (d) to compensate JCC for its services and reimburse JCC for its expenses incurred hereunder in accordance with the provisions hereof.

               [FOR AGGRESSIVE GROWTH PORTFOLIO, BALANCED PORTFOLIO, CAPITAL APPRECIATION PORTFOLIO, CORE EQUITY PORTFOLIO, GLOBAL LIFE SCIENCES PORTFOLIO, GLOBAL TECHNOLOGY PORTFOLIO, GLOBAL VALUE PORTFOLIO, GROWTH PORTFOLIO, GROWTH AND INCOME PORTFOLIO, INTERNATIONAL GROWTH PORTFOLIO, STRATEGIC VALUE PORTFOLIO AND JANUS WORLDWIDE GROWTH PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the daily closing net asset value of the Fund (1/366 of 0.65% of the daily closing net asset value of the Fund in a leap year). The fee shall be paid monthly.

               [FOR FLEXIBLE INCOME PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.65% of the first $300,000,000 of the daily closing net asset value of the Portfolio, plus 1/365 of 0.55% of the daily closing net asset value in excess of $300,000,000 (or 1/366 of either rate in a leap year). The fee shall be paid monthly.

               [FOR MONEY MARKET PORTFOLIO]:

               4. COMPENSATION. The Trust shall pay to JCC for its investment advisory services a fee, calculated and payable for each day that this Agreement is in effect, of 1/365 of 0.25% of the aggregate closing net asset value of the shares of the Fund for each day of such month.

               5. EXPENSES BORNE BY JCC. In addition to the expenses which JCC may incur in the performance of its investment advisory functions under this Agreement, and the expenses which it may expressly undertake to incur and pay under other agreements with the Trust or otherwise, JCC shall incur and pay the follow-ing expenses relating to the Portfolio's operations without reimbursement from the Portfolio:

                   (a) Reasonable compensation, fees and related expenses of the
                       Trust's officers and its Trustees, except for such Trustees who are not interested persons of JCC; and

                   (b) Rental of offices of the Trust.

               6. EXPENSES BORNE BY THE TRUST. The Trust assumes and shall pay all expenses incidental to its organization, operations and business not specifically assumed or agreed to be paid by JCC pursuant to Sections 2 and 5 hereof, including, but not limited to, investment adviser fees; any compensation, fees, or reimbursements which the Trust pays to its Trustees who are not interested persons of JCC; compensation of the Fund's custodian, transfer agent, registrar and dividend disbursing agent; legal, accounting, audit and printing expenses; administrative, clerical, recordkeeping and bookkeeping expenses; brokerage commissions and all other expenses in connection with execution of portfolio transactions (including any appropriate commissions paid to JCC or its affiliates for effecting exchange listed, over-the-counter or other securities transactions); interest; all federal, state and local taxes (including stamp, excise, income and franchise taxes); costs of stock certificates and expenses of delivering such certificates to purchasers thereof; expenses of local representation in Delaware; expenses of shareholders' meetings and of preparing, printing and distributing proxy statements, notices, and reports to shareholders; expenses of preparing and filing reports and tax returns with federal and state regulatory authorities; all expenses incurred in complying with all federal and state laws and the laws of any foreign country applicable to the issue, offer, or sale of shares of the Fund, including, but not limited to, all costs involved in the registration or qualification of shares of the Fund for sale in any jurisdiction, the costs of portfolio pricing services and compliance systems, and all costs involved in preparing, printing and mailing prospectuses and statements of additional information of the Fund; and all fees, dues and other expenses incurred by the Trust in connection with the membership of the Trust in any trade association or other investment company organization. To the extent that JCC shall perform any of the above described administrative and clerical functions, including transfer agency, registry, dividend disbursing, recordkeeping, bookkeeping, accounting and blue sky monitoring and registration functions, and the preparation of reports and returns, the Trust shall pay to JCC compensation for, or reimburse JCC for its expenses incurred in connection with, such services as JCC and the Trust shall agree from time to time, any other provision of this Agreement notwithstanding.

               7. TREATMENT OF INVESTMENT ADVICE. The Trust shall treat the investment advice and recommendations of JCC as being advisory only, and shall retain full control over its own investment policies. However, the Trustees may delegate to the appropriate officers of the Trust, or to a committee of the Trustees, the power to authorize purchases, sales or other actions affecting the portfolio of the Portfolio in the interim between meetings of the Trustees.

               8. TERMINATION. This Agreement may be terminated at any time, without penalty, by the Trustees of the Trust, or by the shareholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities, provided in either case that sixty (60) days advance written notice of termination be given to JCC at its principal place of business. This Agreement may be terminated by JCC at any time, without penalty, by giving sixty (60) days advance written notice of termination to the Trust, addressed to its principal place of business. The Trust agrees that, consistent with the terms of the Trust Instrument, the Trust shall cease to use the name "Janus" in connection with the Portfolio as soon as reasonably practicable following any termination of this Agreement if JCC does not continue to provide investment advice to the Portfolio after such termination.

               9. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment of this Agreement.

               10. TERM. This Agreement shall continue in effect until July 1,
                   2002, unless sooner terminated in accordance with its terms, and shall continue in effect from year to year thereafter only so long as such continuance is specifically approved at least annually by the vote of a majority of the Trustees of the Trust who are not parties hereto or interested persons of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Trustees of the Trust or the affirmative vote of a majority of the outstanding voting securities of the Trust. The annual approvals provided for herein shall be effective to continue this Agreement from year to year if given within a period beginning not more than ninety (90) days prior to July 1 of each applicable year, notwithstanding the fact that more than three hundred sixty-five (365) days may have elapsed since the date on which such approval was last given.

               11. AMENDMENTS. This Agreement may be amended by the parties only if such amendment is specifically approved (i) by a majority of the Trustees, including a majority of the Trustees who are not interested persons (as that phrase is defined in Section 2(a)(19) of the 1940 Act) of JCC and, if required by applicable law, (ii) by the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

               12. OTHER SERIES. The Trustees shall determine the basis for making an appropriate allocation of the Trust's expenses (other than those directly attributable to the Portfolio) between the Portfolio and the other series of the Trust.

               13. LIMITATION OF PERSONAL LIABILITY. All the parties hereto acknowledge and agree that all liabilities of the Trust arising, directly or indirectly, under this Agreement, of any and every nature whatsoever, shall be satisfied solely out of the assets of the Portfolio and that no Trustee, officer or holder of shares of beneficial interest of the Trust shall be personally liable for any of the foregoing liabilities. The Trust Instrument describes in detail the respective responsibilities and limitations on liability of the Trustees, officers and holders of shares of beneficial interest of the Trust.

               14. LIMITATION OF LIABILITY OF JCC. JCC shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to the Trust, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder and except to the extent otherwise provided by law. As used in this Section 14, "JCC" shall include any affiliate of JCC performing services for the Trust contemplated hereunder and directors, officers and employees of JCC and such affiliates.

               15. ACTIVITIES OF JCC. The services of JCC to the Trust hereunder are not to be deemed to be exclusive, and JCC and its affiliates are free to render services to other parties. It is understood that trustees, officers and shareholders of the Trust are or may become interested in JCC as directors, officers and shareholders of JCC, that directors, officers, employees and shareholders of

                   JCC are or may become similarly interested in the Trust, and that JCC may become interested in the Trust as a shareholder or otherwise.

               16. CERTAIN DEFINITIONS. The terms "vote of a majority of the outstanding voting securities," "assignment" and "interested persons" when used herein, shall have the respective meanings specified in the 1940 Act, as now in effect or hereafter amended, and the rules and regulations thereunder, subject to such orders, exemptions and interpretations as may be issued by the Securities and Exchange Commission under said Act and as may be then in effect.

               IN WITNESS WHEREOF, the parties have caused their duly authorized officers to execute this Investment Advisory Agreement as of the date and year first above written.

                                           JANUS CAPITAL CORPORATION

                                           By:
                                              ---------------------------------
                                              Thomas A. Early, Vice President

                                           JANUS ASPEN SERIES

                                           By:
                                              ---------------------------------
                                              Thomas H. Bailey, President

EXHIBIT C

FUNDS ADVISED/SUBADVISED BY JANUS

--------------------------------------------------------------------------------

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
AAL Variable Product Series Fund,              $     6.7           0.55% first $100 million*
 Inc. --                                                           0.50% next $400 million
AAL Aggressive Growth Portfolio                                    0.45% over $500 million

The AAL Mutual Funds --                        $    39.5           0.55% first $100 million*
AAL Aggressive Growth Fund                                         0.50% next $400 million
                                                                   0.45% over $500 million

American Skandia Trust --                      $   543.0           0.50% on all assets*
AST Janus Overseas Growth Portfolio

American Skandia Trust --                      $    52.2           0.55% first $100 million*
AST Janus Mid-Cap Growth Portfolio                                 0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Trust --                      $    29.7           0.55% first $100 million*
AST Janus Strategic Value Portfolio                                0.50% next $400 million
                                                                   0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

American Skandia Advisor Funds,                $ 1,035.6           0.50% first $500 million*
 Inc. --                                                           0.45% next $500 million
ASAF Janus Capital Growth Fund                                     0.40% next $4 billion
                                                                   0.35% over $5 billion

American Skandia Advisor Funds,                $   250.0           0.50% on all assets*
 Inc. --
ASAF Janus Overseas Growth Fund

American Skandia Advisor Funds,                $    19.2           0.55% first $100 million*
 Inc. --                                                           0.50% next $400 million
ASAF Janus Mid-Cap Growth Fund                                     0.45% next $1.5 billion
                                                                   0.40% next $3 billion
                                                                   0.375% next $5 billion
                                                                   0.35% over $10 billion

The GCG Trust --                               $   979.7           0.55% first $100 million*
Growth Portfolio                                                   0.50% next $400 million
                                                                   0.45% over $500 million
                                                                   0.425% next $2 billion
                                                                   0.40% over $3 billion

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
The GCG Trust --                               $    19.5           0.55% first $100 million*
Special Situations Portfolio                                       0.50% next $400 million
                                                                   0.45% over $500 million

IDEX Mutual Funds --                           $   167.1           0.50% first $750 million*+
IDEX Janus Capital Appreciation Fund                               0.45% next $250 million
                                                                   0.425% over $1 billion

Janus Core Equity Fund                         $   711.0           0.65%
Janus Enterprise Fund                          $ 2,945.3           0.65%
Janus Global Life Sciences Fund                $ 2,375.5           0.65%
Janus Global Technology Fund                   $ 1,968.7           0.65%
Janus Global Value Fund                        $    56.4           0.65%
Janus Mercury Fund                             $ 7,875.7           0.65%
Janus Olympus Fund                             $ 2,942.9           0.65%
Janus Orion Fund                               $   561.6           0.65%
Janus Overseas Fund                            $ 4,868.5           0.65%
Janus Special Situations Fund                  $   907.0           0.65%
Janus Strategic Value Fund                     $ 1,877.7           0.65%
Janus Twenty Fund                              $14,362.7           0.65%
Janus Venture Fund                             $   966.1           0.65%
Janus Aspen Aggressive Growth                  $ 1,973.8           0.65%
  Portfolio
Janus Aspen Capital Appreciation               $ 1,126.6           0.65%
  Portfolio
Janus Aspen Core Equity Portfolio              $    12.6           0.65%++
Janus Aspen Global Life Sciences               $    42.4           0.65%++
  Portfolio

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Janus Aspen Global Technology                  $   204.1           0.65%++
  Portfolio
Janus Aspen Global Value Fund                  $     1.8           0.65%++
Janus Aspen International Growth Fund          $ 1,232.6           0.65%
Janus Aspen Strategic Value Portfolio          $    13.4           0.65%++
Janus Adviser Aggressive Growth Fund           $   262.0           0.65%#
Janus Adviser Capital Appreciation             $   221.6           0.65%#
  Fund
Janus Adviser Core Equity Fund                 $     7.5           0.65%#
Janus Adviser Global Value Fund                $     1.8           0.65%sec.
Janus Adviser International Fund               $   386.9           0.65%#
Janus Adviser Strategic Value Fund             $     4.4           0.65%sec.

JNL Series Trust --                            $   407.0           0.55% first $100 million*
JNL/Janus Aggressive Growth Series                                 0.50% next $400 million
                                                                   0.45% over $500 million

JNL Series Trust --                            $   232.3           0.55% first $100 million*
JNL/Janus Capital Growth Series                                    0.50% next $400 million
                                                                   0.45% over $500 million

John Hancock Variable Series Trust             $   212.5           0.55% first $100 million*
 I --                                                              0.50% next $400 million
Mid Cap Growth Fund                                                0.45% over $500 million

Manufacturers Investment Trust --              $   109.1           0.55% first $100 million*
Dynamic Growth Trust                                               0.50% next $400 million
                                                                   0.45% over $500 million

MassMutual Institutional Funds --              $   121.1           0.55% first $100 million*
MassMutual Aggressive Growth Fund                                  0.50% next $400 million
                                                                   0.45% over $500 million

---------------
++ Janus has agreed by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
# Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
sec. Until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002), provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE ONE - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL OR LONG-TERM CAPITAL
            APPRECIATION (CONTINUED)

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Metropolitan Series Fund, Inc. --              $   930.5           0.55% first $100 million*
Janus Mid-Cap Portfolio                                            0.50% next $400 million
                                                                   0.45% over $500 million

Met Investors Series Trust --                  $     7.8           0.55% first $100 million*
Janus Aggressive Growth Portfolio                                  0.50% next $400 million
                                                                   0.45% over $500 million

Ohio National Fund, Inc. --                    $    14.1           0.55% first $100 million*
Aggressive Growth Portfolio                                        0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $ 2,076.0           0.55% first $100 million*
Growth LT Portfolio                                                0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    42.5           0.55% first $100 million*
Focused 30 Portfolio                                               0.50% next $400 million
                                                                   0.45% over $500 million

Pacific Select Fund --                         $    67.0           0.55% first $100 million*
Strategic Value Portfolio                                          0.50% next $400 million
                                                                   0.45% over $500 million

The Phoenix Edge Series Fund --                $    18.6           0.55% first $100 million*
Phoenix-Janus Core Equity Series                                   0.50% next $400 million
                                                                   0.45% over $500 million

The Travelers Series Trust --                  $ 1,188.9           0.55% first $100 million*
Capital Appreciation Fund                                          0.50% next $400 million
                                                                   0.45% over $500 million

WM Group of Funds --                           $   568.0           0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

WM Variable Trust --                           $   158.1           0.55% first $25 million*
Growth Fund                                                        0.50% next $475 million
                                                                   0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.

TABLE TWO - FUNDS SEEKING LONG-TERM GROWTH OF CAPITAL CONSISTENT WITH THE PRESERVATION OF CAPITAL

                                          Net Assets (Millions) as            Advisory Fee
Name of Fund                               of September 30, 2001     (% of average daily net assets)
----------------------------------------------------------------------------------------------------
Aegon/Transamerica Series Fund, Inc. --          $   988.9           *
Janus Global Portfolio

American Skandia Trust --                        $ 2,149.1           0.50% first $500 million+
JanCap Growth Portfolio                                              0.45% next $500 million
                                                                     0.40% next $4 billion
                                                                     0.35% over $5 billion

IDEX Mutual Funds --                             $   884.3           0.50% first $750 million+
IDEX Janus Global Fund                                               0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Fund                                       $23,323.4           0.65%
Janus Fund 2                                     $   362.4           0.65%
Janus Worldwide Fund                             $19,956.7           0.65%
Janus Aspen Growth Portfolio                     $ 2,388.4           0.65%
Janus Aspen Worldwide Growth Portfolio           $ 5,248.5           0.65%
Janus Adviser Growth Fund                        $   221.5           0.65%++
Janus Adviser Worldwide Fund                     $   838.4           0.65%++

JNL Series Trust --                              $   366.3           0.55% first $100 million+
Global Equities Series                                               0.50% next $400 million
                                                                     0.45% over $500 million

Lincoln National Capital Appreciation            $ 1,002.8           0.55% first $100 million+
 Fund, Inc. --                                                       0.50% next $400 million
Capital Appreciation Fund                                            0.45% over $500 million

Metropolitan Series Fund, Inc. --                $     6.3           0.55% first $100 million+
Janus Growth Portfolio                                               0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Janus receives a fee equal to 50% of the fee received by the primary investment adviser.
+ Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE THREE - FUNDS SEEKING LONG-TERM CAPITAL GROWTH AND CURRENT INCOME

                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------
The GCG Trust --                                 $    66.0           0.55% first $100 million(*)
Growth and Income Portfolio                                          0.50% next $400 million
                                                                     0.45% over $500 million

IDEX Mutual Funds --                             $    18.6           0.55% first $100 million*+
IDEX Janus Growth and Income Fund                                    0.50% next $400 million
                                                                     0.45% over $500 million

Janus Growth and Income Fund                     $ 6,352.9           0.65%
Janus Aspen Growth and Income Portfolio          $   157.8           0.65%
Janus Adviser Growth and Income Fund             $    41.5           0.65%++

JNL Series Trust --                              $    19.1           0.55% first $100 million*
JNL Growth and Income Series                                         0.50% next $400 million
                                                                     0.45% over $500 million

Scudder Variable Series II --                    $   132.8           0.55% first $100 million*
SVS Growth and Income Portfolio                                      0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.40% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FOUR - FUNDS SEEKING LONG-TERM CAPITAL GROWTH, CONSISTENT WITH PRESERVATION OF CAPITAL AND BALANCED BY CURRENT INCOME

                                           Net Assets (Millions)              Advisory Fee
Name of Fund                              as of September 30, 2001   (% of average daily net assets)
----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                             $   469.5           0.50% first $750 million*+
IDEX Janus Balanced Fund                                             0.45% next $250 million
                                                                     0.425% over $1 billion

Janus Balanced Fund                              $ 4,323.5           0.65%
Janus Aspen Balanced Portfolio                   $ 3,340.9           0.65%
Janus Adviser Balanced Fund                      $   521.2           0.65%++

Jefferson Pilot Variable Funds, Inc. --          $    63.9           0.55% first $100 million*
JPVF Balanced Portfolio                                              0.50% next $400 million
                                                                     0.45% over $500 million

JNL Series Trust --                              $    69.9           0.55% first $100 million*
JNL/Janus Balanced Series                                            0.50% next $400 million
                                                                     0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ For purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE FIVE - FUNDS SEEKING CURRENT INCOME

                                         Net Assets (Millions)              Advisory Fee
Name of Fund                            as of September 30, 2001   (% of average daily net assets)
--------------------------------------------------------------------------------------------------
Janus Federal Tax-Exempt Fund                  $   121.8           0.60% of first $300 million#
                                                                   0.55% over $300 million
Janus High-Yield Fund                          $   398.2           0.75% of first $300 million#
                                                                   0.65% over $300 million
Janus Short-Term Bond Fund                     $   498.6           0.65% of first $300 million#
                                                                   0.55% over $300 million

---------------
# Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be July 1, 2002).

TABLE SIX - FUNDS SEEKING TOTAL RETURN

                                          Net Assets (Millions)               Advisory Fee
Name of Fund                             as of September 30, 2001    (% of average daily net assets)
-----------------------------------------------------------------------------------------------------
IDEX Mutual Funds --                            $    81.4           0.45% first $100 million*+
IDEX Janus Flexible Income Fund                                     0.40% next $150 million
                                                                    0.35% over 250 million

Janus Flexible Income Fund                      $ 1,257.0           0.65% of first $300 million++
                                                                    0.55% over $300 million

Janus Aspen Flexible Income Portfolio           $   366.2           0.65% of first $300 million#
                                                                    0.55% over $300 million

Janus Adviser Flexible Income Fund              $     7.6           0.65% of first $300 million sec.
                                                                    0.55% over $300 million

The Phoenix Edge Series Fund --                 $    23.5           0.55% first $100 million*
Phoenix-Janus Flexible Income Series                                0.50% next $400 million
                                                                    0.45% over $500 million

---------------
* Fees charged by Janus do not reflect the additional fees charged by the primary adviser to the fund. Fees charged by the primary adviser will result in an increase of total fees paid by the fund.
+ purposes of an expense limit, Janus has agreed to waive a portion of its subadvisory fee to the extent that, in any fiscal year, the total cost to the fund of normal operating expenses chargeable to its income account, including the investment advisory fee, but excluding brokerage commissions, interest, taxes, and 12b-1 fees exceeds 1.50% of the fund's daily net assets.
++ Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreement (anticipated to be on or around July 1, 2002).
# Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only) brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreement (anticipated to be on or around July 1, 2002).
sec. Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

TABLE SEVEN - FUNDS SEEKING MAXIMUM CURRENT INCOME TO EXTENT CONSISTENT WITH STABILITY OF CAPITAL

                                             Net Assets (Millions)              Advisory Fee
Name of Fund                                as of September 30, 2001   (% of average daily net assets)
------------------------------------------------------------------------------------------------------
Janus Government Money Market Fund                 $ 1,525.0                       0.20%*
Janus Money Market Fund                            $15,216.1                       0.20%*
Janus Tax-Exempt Money Market Fund                 $   271.7                       0.20%*
Janus Aspen Money Market Portfolio                 $   123.2                       0.25%+
Janus Adviser Money Market Fund                         17.6                      0.25%++

---------------
* Janus has agreed to waive a portion of its advisory fee until at least the next annual review of the advisory agreements (anticipated to be on or around July 1, 2002).
+ Janus has agreed to by contract to waive the advisory fee in an amount equal to the amount, if any, that the Portfolio's normal operating expenses in any fiscal year, including the investment advisory fee but excluding distribution fees (applicable to Service Shares only), brokerage commissions, interest, taxes and extraordinary expenses exceed the agreed-upon expense limit. Mortality risk, expense risk and other charges imposed by participating insurance companies are excluded from the expense limit. Janus has agreed to continue such waivers until at least the next annual renewal of the advisory agreements (anticipated to be on or around July 1, 2002).
++ Until at least July 31, 2003, provided that Janus remains the investment adviser to the Fund, Janus has agreed by contract to waive the advisory fee payable by the Fund in an amount equal to the amount, if any, that the Fund's normal operating expenses in any fiscal year, including the investment advisory fee, but excluding the distribution fee, administrative services fee, brokerage commissions, interest, taxes and extraordinary expenses, exceed the agreed-upon expense limit.

EXHIBIT D

CURRENT INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

DIVERSIFICATION

               - NON-MONEY MARKET FUNDS: Own more than 10% of the outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of it's the total assets of Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund and as to seventy-five percent (75%) of the value of the total assets of the other Funds, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Fund in the securities of such issuer exceeds 5% of the value of such Fund's total assets. With respect to the other 50% of the value of its total assets, of Janus Adviser Aggressive Growth Fund, Janus Adviser Capital Appreciation Fund, Janus Adviser Strategic Value Fund and Janus Adviser Global Value Fund may invest in the securities of as few as two issuers.

               - JANUS ADVISER MONEY MARKET FUND: With respect to 75% of its assets, the Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Fund is also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

COMMODITIES

               - NON-MONEY MARKET FUNDS: Purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Funds from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

EXHIBIT D

DIVERSIFICATION

               - NON-MONEY MARKET PORTFOLIOS: Own more than 10% of the
                 outstanding voting securities of any one issuer and, as to fifty percent (50%) of the value of the total assets of Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio and as to seventy-five percent (75%) of the value of the total assets of the other Portfolios, purchase the securities of any one issuer (except cash items and "government securities" as defined under the 1940 Act, as amended), if immediately after and as a result of such purchase, the value of the holdings of a Portfolio in the securities of such issuer exceeds 5% of the value of such Portfolio's total assets. With respect to the other 50% of the value of its total assets, the Aggressive Growth Portfolio, Capital Appreciation Portfolio, Strategic Value Portfolio, Global Life Sciences Portfolio, Global Technology Portfolio and Global Value Portfolio Portfolios may invest in the securities of as few as two issuers.

               - MONEY MARKET PORTFOLIO:  With respect to 75% of its assets, the
                 Portfolio may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer or the Portfolio would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, the Portfolio is also currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

COMMODITIES

               - NON-MONEY MARKET PORTFOLIOS: Purchase or sell physical
                 commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Portfolios from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).

               - MONEY MARKET PORTFOLIO: No current commodities restriction.

LENDING

               - ALL PORTFOLIOS: Lend any security or make any other loan if, as a result, more than 25% of the Portfolio's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

BORROWING

               - NON-MONEY MARKET PORTFOLIOS: The Portfolios may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Portfolio's total assets by reason of a decline in net assets, the Portfolio will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. This policy shall not prohibit reverse repurchase agreements, short sales transactions, deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts, or the segregation of assets in connection with such contracts.

               - MONEY MARKET PORTFOLIO: The Portfolio may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Portfolio's total assets by reason of a decline in net assets, it will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

                      [JANUS LOGO]
                               100 Fillmore Street
                               Denver, Colorado 80206-4928
                               www.janus.com

[JANUS LOGO]
   100 Fillmore Street
   Denver, Colorado 80206-4928

FORM OF BALLOT
JANUS ASPEN SERIES

         [ARROW]Please fold and detach card at perforation before mailing[ARROW]


                                            THIS PROXY IS BEING SOLICITED BY THE
                                                  TRUSTEES OF JANUS ASPEN SERIES

[DIVERSIFIED] PORTFOLIO NAME PRINTS HERE

This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Portfolio which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 10:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

                                        [ARROW]

                                        Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



                                        ________________________________________
                                        Signature(s)

                                        Dated:_____________________

    [ARROW]Please fold and detach card at perforation before mailing[ARROW]

                                      Please fill in box(es) using black [ARROW] or blue ink or number 2 pencil. |X|
                              [ARROW] PLEASE DO NOT USE FINE POINT PENS.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.
If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that Proposal.

1.  TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
    01) Thomas H. Bailey    03) James T. Rothe      05) Martin H. Waldinger        FOR     WITHHOLD      FOR ALL
    02) Dennis B. Mullen    04) William D. Stewart                                 ALL       ALL         EXCEPT
                                                                                   [ ]       [ ]           [ ]  1.
To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

                                                            FOR               AGAINST             ABSTAIN
2.  TO CONSIDER AND APPROVE A NEW INVESTMENT                [ ]                 [ ]                 [ ]         2.
    ADVISORY AGREEMENT BETWEEN JANUS ASPEN
    SERIES, ON BEHALF OF THE PORTFOLIO, AND
    JANUS CAPITAL CORPORATION.

3a. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3a.
    RESTRICTION CONCERNING THE
    DIVERSIFICATION OF THE PORTFOLIO'S
    INVESTMENTS.

3b. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3b.
    RESTRICTION CONCERNING THE PORTFOLIO'S
    INVESTMENTS IN COMMODITIES.

3c. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3c.
    RESTRICTION CONCERNING SECURITIES
    UNDERWRITING.

3d. TO APPROVE REVISIONS TO THE RESTRICTION                 [ ]                 [ ]                 [ ]         3d.
    CONCERNING BORROWING MONEY AND ISSUING
    SENIOR SECURITIES.

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY                  [ ]                 [ ]                 [ ]          4.
    PROPERLY COME BEFORE THE MEETING.

[ARROW] WHETHER OR NOT YOU PLAN TO ATTEND THE  MEETING,  WE URGE YOU [ARROW]
        TO  SIGN,  DATE  AND  RETURN  THE  CARD IN THE  ACCOMPANYING
        POSTAGE PAID ENVELOPE.  TO AVOID  UNNECESSARY  DELAY, WE ASK
        YOUR COOPERATION IN MAILING THE CARD PROMPTLY.

[JANUS LOGO]
   100 Fillmore Street
   Denver, Colorado 80206-4928

FORM OF BALLOT
JANUS ASPEN SERIES

         [ARROW]Please fold and detach card at perforation before mailing[ARROW]

                                            THIS PROXY IS BEING SOLICITED BY THE
                                                  TRUSTEES OF JANUS ASPEN SERIES

[NONDIVERSIFIED] PORTFOLIO NAME PRINTS HERE

This proxy shall be voted on the proposals described in the accompanying proxy statement as specified below. The undersigned hereby appoints Thomas A. Early, Kelley A. Howes and Loren M. Starr, or any of them, as attorneys, with full power of substitution, to vote the shares of the above-referenced Portfolio which the undersigned is entitled to vote at the special meeting of shareholders to be held at 3773 Cherry Creek Drive North, Denver, Colorado, on January 31, 2002 at 10:00 a.m. Mountain Time, and at any adjournments of such meeting. As to any other matter that comes before the meeting, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the accompanying proxy statement and notice of special meeting.

                                        [ARROW]

                                        Note: Please sign exactly as your name appears on the proxy. If you are signing this proxy in a fiduciary capacity, for example as a trustee, please state that capacity along with your signature.



                                        ________________________________________
                                        Signature(s)

                                        Dated:_____________________

    [ARROW]Please fold and detach card at perforation before mailing[ARROW]


                                      Please fill in box(es) using black [ARROW] or blue ink or number 2 pencil. |X|
                              [ARROW] PLEASE DO NOT USE FINE POINT PENS.

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

THE TRUSTEES RECOMMEND VOTING "FOR" EACH PROPOSAL LISTED BELOW.
If you sign, date and return this proxy but do not fill in a box below, we will vote your shares "FOR" that Proposal.

1.  TO ELECT A BOARD OF TRUSTEES OF THE TRUST.
    01) Thomas H. Bailey    03) James T. Rothe      05) Martin H. Waldinger        FOR     WITHHOLD      FOR ALL
    02) Dennis B. Mullen    04) William D. Stewart                                 ALL       ALL         EXCEPT
                                                                                   [ ]       [ ]           [ ]  1.
To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.
_________________________________________________________________________________________________________________

                                                            FOR               AGAINST             ABSTAIN
2.  TO CONSIDER AND APPROVE A NEW INVESTMENT                [ ]                 [ ]                 [ ]         2.
    ADVISORY AGREEMENT BETWEEN JANUS ASPEN
    SERIES, ON BEHALF OF THE PORTFOLIO, AND
    JANUS CAPITAL CORPORATION.

3a. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3a.
    RESTRICTION CONCERNING THE
    DIVERSIFICATION OF THE PORTFOLIO'S
    INVESTMENTS.

3b. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3b.
    RESTRICTION CONCERNING THE PORTFOLIO'S
    INVESTMENTS IN COMMODITIES.

3c. TO APPROVE REVISIONS TO THE FUNDAMENTAL                 [ ]                 [ ]                 [ ]         3c.
    RESTRICTION CONCERNING SECURITIES
    UNDERWRITING.

3d. TO APPROVE REVISIONS TO THE RESTRICTION                 [ ]                 [ ]                 [ ]         3d.
    CONCERNING BORROWING MONEY AND ISSUING
    SENIOR SECURITIES.

4.  TO TRANSACT SUCH OTHER BUSINESS AS MAY                  [ ]                 [ ]                 [ ]          4.
    PROPERLY COME BEFORE THE MEETING.

[ARROW] WHETHER OR NOT YOU PLAN TO ATTEND THE  MEETING,  WE URGE YOU [ARROW]
        TO  SIGN,  DATE  AND  RETURN  THE  CARD IN THE  ACCOMPANYING
        POSTAGE PAID ENVELOPE.  TO AVOID  UNNECESSARY  DELAY, WE ASK
        YOUR COOPERATION IN MAILING THE CARD PROMPTLY.

VOTE TODAY                                                       [JANUS LOGO]

To cast your vote, please read the proxy statement and locate your proxy card enclosed in this package. The Trustees recommend that you vote "for" all proposals.

[PICTURE] VOTE BY MAIL:             [PICTURE] VOTE BY INTERNET:        [PICTURE] VOTE BY TELEPHONE:


1.  Simply return your completed    1.  Go to                          1.  Call toll-free
    proxy card in the enclosed          WWW.PROXYVOTE.COM.                 1-800-454-8683.
    postage-paid envelope.
                                    2.  Follow the simple              2.  Follow the simple
                                        instructions.                      recorded instructions.

Please do not mail the proxy card if you are voting by Internet or telephone.